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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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IRON MOUNTAIN INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRON MOUNTAIN INCORPORATED

745 Atlantic Avenue
Boston, Massachusetts 02111

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2005

To the Shareholders of
    IRON MOUNTAIN INCORPORATED:

        Iron Mountain Incorporated will hold its 2005 Annual Meeting of Shareholders at the offices of Sullivan & Worcester LLP, One Post Office Square, 21st Floor, Boston, Massachusetts, on May 26, 2005 at 10:00 a.m. local time for the following purposes:

  1.
  To elect the directors of Iron Mountain Incorporated for a one-year term or until their successors are elected and qualified;

  2.
  To approve and adopt an Agreement and Plan of Merger providing for the merger of the Company into our wholly owned subsidiary, Iron Mountain Incorporated, a Delaware corporation, for the purpose of changing the Company's state of incorporation from Pennsylvania to Delaware;

  3.
  To approve an amendment to the 2003 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance under the 2003 Employee Stock Purchase Plan from 1,125,000 to 2,325,000;

  4.
  To ratify the selection by the Audit Committee of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 2005; and

  5.
  To transact such other business as may properly come before the Annual Meeting.

        Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on April 8, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. In the event that the Annual Meeting is adjourned for at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice except with regard to Item 3 as set forth in the accompanying proxy statement.

        Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Annual Meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the Annual Meeting and voting in person.

        All shareholders are cordially invited to attend the Annual Meeting.

By order of the Board of Directors,
GARRY B. WATZKE, Secretary

Boston, Massachusetts
April 27, 2005

IRON MOUNTAIN INCORPORATED

745 ATLANTIC AVENUE
BOSTON, MASSACHUSETTS 02111

PROXY STATEMENT
FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

To be held on May 26, 2005

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Iron Mountain Incorporated ("Iron Mountain" or the "Company") for use at the Annual Meeting of Shareholders to be held on May 26, 2005 (the "Annual Meeting") or at any adjournment or postponement thereof.

        The Company's Annual Report to Shareholders for the year ended December 31, 2004 is being mailed to shareholders with the mailing of this proxy statement on or about April 27, 2005.

        Iron Mountain will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies), as well as the firm of Georgeson Shareholder, which has been retained by the Company to assist in the solicitation for a fee of approximately $7,500 plus reasonable expenses.

Revocability of Proxies

        Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Secretary of the Company at the address given above a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Record Date, Voting and Share Ownership

        Iron Mountain's common stock, $0.01 par value per share (the "Common Stock"), is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of the close of business on April 8, 2005, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 130,335,595 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

        The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will not be treated as present for purposes of determining a quorum; however, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

        A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted:

  •
  "For" the election of the nominees for director listed herein;

  •
  "For" the approval and adoption of the Agreement and Plan of Merger resulting in the reincorporation of the Company in the State of Delaware;

  •
  "For" the approval of the amendment to the 2003 Employee Stock Purchase Plan; and

  •
  "For" the ratification of the selection by the Audit Committee of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 2005.

        Abstentions or withheld votes and broker non-votes will not be counted as votes cast and, therefore, will not affect the election of the directors, the approval and adoption of the Agreement and Plan of Merger, the approval of the amendment to the 2003 Employee Stock Purchase Plan or the ratification of the selection of the Company's independent public accountants.

        Our website address is included several times in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

ITEM 1

ELECTION OF DIRECTORS

        The Board currently consists of eight directors, each of whom serves for a one-year term which will expire at the Annual Meeting. At the Annual Meeting, all directors are to be elected for one-year terms to serve until the Company's 2006 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board has selected as nominees the following individuals who are the current directors of the Company: Clarke H. Bailey, Constantin R. Boden, Kent P. Dauten, B. Thomas Golisano, John F. Kenny, Jr., Arthur D. Little, C. Richard Reese and Vincent J. Ryan. Each has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve.

        The Company's executive officers were last elected as a group on May 27, 2004. At a meeting to be held immediately following the Annual Meeting, the Board currently intends to elect executive officers of the Company. All executive officers hold office at the discretion of the Board until the first meeting of the Board following the next annual meeting of shareholders or until they sooner die, resign or are removed. Except for T. Anthony Ryan, the Company's Senior Vice President, Real Estate, and Vincent J. Ryan, a director, who are brothers, there are no family relationships between or among any of the Company's officers or directors.

Required Vote

        The affirmative vote of holders of a plurality of the votes properly cast at the Annual Meeting is required to elect each director. For purposes of determining which nominees receive a plurality, only those cast "For" are included, and any withheld votes or broker non-votes will not count in making that determination.

        The Board recommends that you vote FOR the election of each of the nominees listed below to serve as directors of Iron Mountain until the 2006 Annual Meeting of Shareholders, or until their successors are elected and qualified.

        Set forth below is the name and age of each director nominated to serve an additional term, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a director, as of April 1, 2005.

Nominee	Principal Occupations and Business Experience During the Past Five Years
Clarke H. Bailey Age 50	Mr. Bailey has been one of our directors since January 1998. Since 1990, Mr. Bailey has served as a director of Glenayre Technologies, Inc., a publicly held company engaged in the development and sale of software and equipment in the wireless communications industry, and has served as its Chairman since June 1999 and its Chief Executive Officer since November 2003. Mr. Bailey was the Chairman and Chief Executive Officer of each of Arcus Group, Inc., United Acquisition Company and Arcus Technology Services, Inc. from 1995 until their acquisition by Iron Mountain in January 1998. Mr. Bailey is also a director of Tengasco, Inc. He holds a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

Constantin R. Boden Age 68
Mr. Boden has been one of our directors since December 1990. Since January 1995, Mr. Boden has been the principal of Boden Partners LLC. For 34 years, until January 1995, Mr. Boden was employed by The First National Bank of Boston, most recently as Executive Vice President, International Banking. He holds a Master of Business Administration degree from Harvard Business School.
Kent P. Dauten Age 49
Mr. Dauten has been one of our directors since November 1997. He also serves as President of Keystone Capital, Inc., a management and consulting advisory services firm, a position he has held since March 1994. In February 1995, Mr. Dauten founded HIMSCORP, Inc. (d/b/a Records Masters) and served as its President until its acquisition by Iron Mountain in November 1997. Mr. Dauten currently serves as a director of Health Management Associates, Inc., a hospital management firm. Mr. Dauten holds a Master of Business Administration degree from Harvard Business School.
B. Thomas Golisano Age 63
Mr. Golisano has been one of our directors since June 1997. Mr. Golisano was Chairman of Safesite Records Management Corporation until its acquisition by Iron Mountain in June 1997. He founded Paychex Inc., a publicly held, national payroll service company, in 1971 and served as its Chairman, President and Chief Executive Officer until 2004. Mr. Golisano continues to serve as the Chairman of the Board of Directors of Paychex, Inc. Mr. Golisano serves on the Board of Trustees of Rochester Institute of Technology and on the boards of several privately held companies. He also serves on the boards of numerous non-profit organizations and is the founder of the B. Thomas Golisano Foundation.
John F. Kenny, Jr. Age 47
Mr. Kenny has been one of our directors since March 2000. He is also an Executive Vice President and the Chief Financial Officer of the Company, positions he has held since May 1997. Mr. Kenny joined Iron Mountain in 1991 and held a number of operating positions before assuming the position of Vice President of Corporate Development in 1995. Mr. Kenny has also served as a director and the Treasurer of Professional Records and Information Services Management ("PRISM"), a trade group with approximately 580 members. He holds a Master of Business Administration degree from Harvard Business School.
Arthur D. Little Age 61
Arthur D. Little has been one of our directors since November 1995. Mr. Little is a principal of A & J Acquisition Company, Inc., which he founded in 1996. He holds a Bachelor of Arts degree in history from Stanford University.
C. Richard Reese Age 59
Mr. Reese has been one of our directors since 1990. Mr. Reese is Chairman of the Board, a position he has held since November 1995, and the Chief Executive Officer of the Company, a position he has held since 1981. He is also the President of the Company, a position he has held since June 2000 and previously held from 1981 to 1985. Mr. Reese is a member of the investment committee of Schooner Capital, LLC ("Schooner"), a shareholder in the Company. Mr. Reese has also served as the President and a director of PRISM. He is also a director of Ardais Corporation, Bird Dog Solutions, Inc. and Continental Fire, Inc. He holds a Master of Business Administration degree from Harvard Business School.

Vincent J. Ryan Age 69
Mr. Ryan has been one of our directors since prior to 1990. Mr. Ryan is the founder of Schooner and its predecessor, Schooner Capital Corporation. Mr. Ryan has served as the Chairman and Chief Executive Officer of Schooner since 1971, and as its President from 1971 to 1985 and from 1996 to 1999. Prior to November 1995, Mr. Ryan served as Chairman of Iron Mountain's Board.

        Set forth below is the name and age of each executive officer who is not a director of the Company, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a director, as of April 1, 2005.

Name	Principal Occupations and Business Experience During the Past Five Years
Robert T. Brennan Age 46	Robert T. Brennan assumed the role of President of Iron Mountain's North American businesses in November 2004. Mr. Brennan joined Iron Mountain through the acquisition of Connected Corporation, where he served as Chief Executive Officer since 2000. Before Connected, Mr. Brennan was a general manager with Cisco Systems, Inc. ("Cisco") for network and service management. Mr. Brennan also served as Chief Executive Officer of American Internet Corporation prior to its acquisition by Cisco in 1998. From 1993 to 1995, Mr. Brennan was the vice president, general manager for Merisel Inc., a distributor of software and microcomputer products. He holds a Bachelor's degree in psychology from Manhattan College.
Jean A. Bua Age 46
Ms. Bua joined Iron Mountain as Vice President and Corporate Controller in 1996. She was appointed Chief Accounting Officer in 2003 and was elected to the office of Senior Vice President in 2005. Ms. Bua is a Certified Public Accountant and holds a Master of Business Administration degree from the University of Rhode Island.
John Connors Age 49
Mr. Connors was appointed Executive Vice President, Sales and Marketing in February 2005. From 1999 to 2005, Mr. Connors served as Chief Executive Officer of Intrinsiq Research, a privately held company in the field of chemotherapy management software and information for the cancer care market. Prior to 1999, Mr. Connors served, at different times, as Chief Executive Officer of Molecular Insight Pharmaceuticals, Inc. and Kidsoft, LLC and as President of Merisel, Inc.
Harold E. Ebbighausen Age 50
Mr. Ebbighausen assumed the role of Group President of North American Service Delivery in December 2004. From 1998 through 2004, he served as the President of Iron Mountain Off-Site Data Protection ("IMOSDP"), a division of Iron Mountain Information Management, Inc. ("IMIM"). Prior to September 10, 2001, IMOSDP was a separate subsidiary known as Arcus Data Security, Inc. Mr. Ebbighausen has been an Executive Vice President of the Company since July 1997 and had been the President of Arcus Data Security, Inc. since July 1998.
Kenneth F. Radtke, Jr. Age 59
Mr. Radtke was appointed President of Iron Mountain Europe in 2000. Previously an Executive Vice President since 1996, Mr. Radtke joined Iron Mountain in 1994 and has held several sales and field management positions. Mr. Radtke holds a Bachelor of Arts degree from Elmhurst College and a graduate banking degree from the University of Wisconsin.

Director Compensation

        Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company receives an annual retainer fee of $20,000 as compensation for his services as a member of the Board and $1,000 for attendance at Board and committee meetings. In addition, committee chairmen of the Compensation and Nominating and Governance Committees receive an annual retainer of $5,000; the chairman of the Audit Committee receives an annual retainer of $20,000; and the "lead director" receives an annual retainer of $25,000. The Company also has a program by which it grants its nonemployee directors options to purchase shares of the Company's Common Stock every three years in an amount such that the product of the exercise price and the number of shares covered by the grant equals $200,000. Each such option has an exercise price equal to fair market value (as defined in the relevant plan under which it is granted) on the date of grant, vests in equal amounts over a period of three years (subject to the optionee's continuing to be a director) and has a ten year term. Options have been and will continue to be granted under the Iron Mountain Incorporated 2002 Stock Incentive Plan (the "2002 Stock Incentive Plan"). All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof, and for other expenses incurred in their capacities as directors. The Company paid a total of $216,800 in cash for directors fees in respect of services for 2004.

Board of Directors and Committees

        Independence.    Our Board is comprised of a majority of directors who qualify as independent directors pursuant to the corporate governance standards for companies listed on the New York Stock Exchange ("NYSE"). In determining independence pursuant to NYSE standards, each year the Board affirmatively determines whether directors have a direct or indirect material relationship with the Company, including its subsidiaries, that may interfere with their ability to exercise their independence from the Company. When assessing the materiality of a director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

        The Board has determined that the following directors qualify as independent under NYSE rules: Messrs. Bailey, Boden, Dauten, Golisano and Little. Our Board has concluded that none of these directors possessed the categorical relationships set forth in the NYSE listing standards that prevent independence. None of our independent directors has any relationship with the Company other than his service as a director and on committees of the Board.

        Two of our directors, Messrs. Kenny and Reese, are management employees involved in our day to day activities and are not considered to be independent directors. Additionally, although none of the relationships Mr. Ryan has with the Company would be sufficient to classify him as not independent under NYSE rules, the Board has determined not to consider Mr. Ryan as an independent director due to his position with Schooner, the familial relationship between Mr. Ryan and T. Anthony Ryan, an officer of the Company, and Schooner's lease with the Company.

        Attendance.    During the fiscal year ended December 31, 2004, the Board held four regular meetings and three special meetings and took two actions by written consent. Except for Mr. Golisano, who attended five of the seven meetings held by the Board, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and all committees thereof on which such director served. Except for Mr. Golisano, all of our directors attended our 2004 annual meeting of shareholders. All directors are expected to attend the Annual Meeting. Our policy with respect to directors' attendance at our annual meetings of shareholders can be found in our corporate governance guidelines, the full text of which appears in the "Investor Relations/Governance" section of our website at www.ironmountain.com. A printed copy of our corporate governance guidelines is also available free of charge to any shareholder who requests a copy.

        Committees.    The Board of the Company has a standing Audit Committee, Executive Committee, Nominating and Governance Committee and Compensation Committee. The Board has adopted charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee, each of which is available on our website at www.ironmountain.com under the heading "Investor Relations/Governance." A printed copy of these charters is also available free of charge to any shareholder who requests a copy. The Board and each of the Audit Committee, Compensation Committee and Nominating and Governance Committee have conducted and will continue to conduct annual self-evaluations. These self-evaluations are intended to facilitate an examination and discussion by the entire Board and each of these committees of their effectiveness as a group in fulfilling charter requirements and other responsibilities, as well as areas for improvement. During the fiscal year ended December 31, 2004, the Audit Committee held nine meetings, the Executive Committee held three meetings and took two actions by written consent, the Compensation Committee held five meetings and took three actions by written consent and the Nominating and Governance Committee held one meeting.

        Audit Committee.    The Audit Committee consists of three members, Messrs. Boden (Chairman), Little and Dauten, each of whom is independent as defined by the rules of the Securities and Exchange Commission ("SEC"), NYSE listing standards and the Audit Committee Charter. The Board has determined that Mr. Boden is an audit committee financial expert as defined by the rules of the SEC. Additionally, the Board has determined that each of the three members of the Audit Committee is financially literate as defined by the NYSE listing standards. The Audit Committee (1) assists the Board in oversight of the integrity of the Company's financial statements, (2) assists the Board in oversight of the Company's compliance with legal and regulatory requirements, (3) assists the Board in oversight of the independent auditor's qualifications and independence, (4) assists the Board in oversight of the performance of the Company's internal audit function and independent auditors, (5) prepares an Audit Committee report as required by the SEC to be included in the annual proxy statement, (6) performs such other duties as the Board may assign to the Committee from time to time and (7) takes other actions to meet its responsibilities as set forth in its written charter. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or auditing matters they think may be questionable. Information about these procedures can be found on our website under the "Investor Relations/Governance section under the "E-Mail Alert" heading at www.ironmountain.com.

        Executive Committee.    The Executive Committee consists of Messrs. Ryan (Chairman), Reese and Bailey. Between meetings of the Board, the Executive Committee exercises all the powers of the Board in the management and direction of the business and affairs of the Company to the extent not otherwise prohibited by law, the Board, the Company's Amended and Restated Bylaws or Amended and Restated Articles of Incorporation.

        Compensation Committee.    The Compensation Committee consists of Messrs. Bailey (Chairman), Boden and Little. As discussed above under "Independence," the Company has determined not to consider Mr. Ryan independent under NYSE listing standards; consequently, Mr. Ryan resigned from the Compensation Committee effective March 5, 2004. Upon Mr. Ryan's resignation, all of the members of the Compensation Committee qualify as independent under NYSE listing standards. The Compensation Committee (1) recommends to the Board the chief executive officer's and other executive officers' annual compensation, (2) creates shareholder value by ensuring market-driven, competitive and equitable compensation systems for senior officers that create both short- and long-term incentives, (3) takes actions to retain a skilled, creative and professional management team at the most economical cost, (4) ensures that compensation policies and programs are compliant with applicable laws and are administered without bias or prejudice, (5) takes actions to maintain a compensation philosophy of "paying for performance" for senior management, (6) develops and proposes for consideration by the Board compensation policies for the Company's non-employee directors that enable the Company to retain highly qualified individuals for such positions and (7) takes other actions to meet its responsibilities as set forth in its written charter.

        Nominating and Governance Committee.    The Nominating and Governance Committee consists of Messrs. Little (Chairman), Boden and Golisano each of whom qualify as independent under NYSE listing standards. The Nominating and Governance Committee (1) recommends the composition and size of the Board, (2) identifies and recommends candidates for nomination to the Board, (3) recommends to the Board statements of the duties and responsibilities of each committee and subcommittee of the Board, (4) develops and recommends to the Board and implements corporate governance guidelines applicable to the Company, (5) assists the Board in reviewing management succession, (6) develops and monitors an annual process to assess the effectiveness of the Board and the Board's standing committees and (7) takes other actions to meet its responsibilities as set forth in its written charter.

Meetings of Independent/Non-Management Directors

        In accordance with NYSE listing standards and pursuant to our Corporate Governance Guidelines, our non-management directors meet at regularly scheduled executive sessions and may hold such additional executive sessions as they determine necessary or appropriate. One of our non-management directors, Mr. Ryan, has been determined by the Board not to be considered independent as defined by the NYSE listing standards; the independent directors meet at least once each year without such non-independent director. The Board has named Mr. Boden as the lead director and he acts as the chair of the executive sessions.

Shareholder Communications to Board of Directors

        The Board believes it is important for shareholders and others to have a process to send communications to the Board. Accordingly, any shareholder, security holder or other interested party who desires to communicate with the Board, any individual director, including the lead director, or the independent or non-management directors as a group, may do so by regular mail or e-mail directed to the Secretary of the Company. The Secretary's mailing address is c/o Iron Mountain, 745 Atlantic Avenue, Boston, Massachusetts 02111; the Secretary's e-mail address is corporatesecretary@ironmountain.com. Upon receiving mail addressed to the Board, the Secretary will assess the appropriate director or directors to receive the message, and will forward the mail to such director or directors without editing or altering it.

Selection of Candidates for Directors

        The Board as a whole is responsible for nominating individuals for election to the Board by the shareholders and for filling vacancies on the Board that may occur between annual meetings of the shareholders. The Board is also responsible for developing and approving criteria, in addition to those set forth in our Corporate Governance Guidelines, for candidates for Board membership. The Nominating and Governance Committee is responsible for seeking candidates to become Board members, consistent with the criteria set forth in the Corporate Governance Guidelines and approved by the Board, and for recommending candidates to the entire Board for selection by the Board for nomination to fill vacancies on the Board or expiring terms of directors at each annual meeting of shareholders.

        Nominees for director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the

Board for a sustained period. The Nominating and Governance Committee will consider, as part of the process for identifying individuals who might be candidates, individuals who are properly recommended by shareholders for nomination by the Board at a meeting of shareholders at which directors are to be elected. To be proper, a recommendation for a nominee for director with respect to a meeting of shareholders must comply with applicable law, the Company's Bylaws, the Nominating and Governance Committee Charter and the Company's Corporate Governance Guidelines. The Nominating and Governance Committee will consider any suggestions offered by other directors or shareholders with respect to potential directors and there will be no difference in the manner in which potential nominees are evaluated. However, the Nominating and Governance Committee, and the Board, will not be required to enlarge the size of the Board in order to nominate an otherwise fully qualified candidate proposed by a shareholder.

        In 2004, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for our Board. We did not, as of the February 21, 2005 deadline, receive any recommendations from shareholders for nominees for the Board.

Nominations and Proposals of Shareholders

        The Company expects to hold the 2006 Annual Meeting on May 25, 2006.

        To be eligible for consideration at our 2006 Annual Meeting, shareholder nominations of a person (or persons) to be elected as a director (or directors) must be received at our principal executive office no earlier than January 27, 2006, and no later than February 26, 2006. Shareholder nominations must also be made in compliance with the other requirements for shareholder nominations set forth in our Bylaws and Corporate Governance Guidelines.

        A shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders and who wants the proposal included in the Company's 2006 proxy statement and proxy card relating to that meeting must submit the proposal by December 28, 2005. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the SEC, and the proposal must comply with the requirements as to form and substance established by our Bylaws and applicable laws and regulations. The proposal must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

        A shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders and who intends to conduct his, her or its own proxy solicitation must submit the proposal to the Company no earlier than January 27, 2006 and not later than February 26, 2006.

Code of Ethics

        We have adopted a Code of Ethics and Business Conduct that applies to each employee, including officers, of the Company and all directors. Our Code of Ethics and Business Conduct is posted on our website at www.ironmountain.com under the heading "Investor Relations/Governance." A printed copy of our Code of Ethics and Business Conduct is also available free of charge to any shareholder who requests a copy. We intend to disclose any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct applicable to the Company's chief executive officer, chief financial officer or principal accounting officer or controller by posting such information on our website. Any waivers applicable to any other executive officers will also be promptly disclosed to shareholders on our website.

ITEM 2

APPROVAL OF THE REINCORPORATION OF THE COMPANY
INTO THE STATE OF DELAWARE

        For the reasons set forth below, the Company's Board approved a proposal to change the Company's state of incorporation from Pennsylvania to Delaware (the "Reincorporation") and believes that the Reincorporation is in the best interests of the Company and its shareholders. Throughout this Item 2, the Company as currently incorporated in Pennsylvania will be referred to as "Iron Mountain PA" and the Company as reincorporated in Delaware will be referred to as "Iron Mountain DE".

        Shareholders are urged to read carefully this section of this Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation.

Method of Reincorporation

        The Reincorporation will be effected by merging Iron Mountain PA into its wholly owned Delaware subsidiary, Iron Mountain DE, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), in the form attached hereto as Appendix A. On the effective date of the merger, Iron Mountain DE will succeed to the assets and liabilities of, and possess all the rights and powers of, Iron Mountain PA and will continue to operate the business of the Company under its current name, Iron Mountain Incorporated. The Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature. The material changes are described in this Proxy Statement. The Reincorporation will NOT result in any change in the Company's business, management, capitalization, Board structure or membership, fiscal year, assets, liabilities or the location of the Company's principal facilities or headquarters. The Reincorporation is not expected to have a material effect on state or federal taxation of the Company. The directors elected at the Annual Meeting to serve as directors of Iron Mountain PA will become directors of Iron Mountain DE.

        At the effective time of the merger, each issued and outstanding share of Common Stock will be automatically converted into one share of Iron Mountain DE common stock, $0.01 par value per share. Each stock certificate representing issued and outstanding shares of Common Stock will continue to represent the same number of shares of Iron Mountain DE common stock. Shareholders will not need to exchange their existing Common Stock certificates for Iron Mountain DE stock certificates but may do so if they would prefer. Any such request should be directed to the Company's transfer agent, The Bank of New York, Receive & Deliver Department, P.O. Box 11002, Church Street Station, New York, NY 10286, 800-524-4458. After the Reincorporation, certificates representing Common Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Iron Mountain DE common stock. Iron Mountain PA's transfer agent, The Bank of New York, will act as transfer agent for Iron Mountain DE after the Reincorporation. Shareholders may consult their stockbrokers or the Company with respect to any questions regarding the mechanics of these types of transactions.

        All employee benefit, stock option and employee stock purchase plans of Iron Mountain PA will become Iron Mountain DE plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Iron Mountain DE common stock, at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as Iron Mountain DE plans. Other employee benefit arrangements of Iron Mountain PA will also be continued by Iron Mountain DE upon the terms and subject to the conditions currently in effect. The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that Iron Mountain PA's rights and obligations under such material contractual arrangements will continue as rights and obligations of Iron Mountain DE.

        The Common Stock is listed for trading on the New York Stock Exchange and, after the merger, Iron Mountain DE common stock will be traded on the New York Stock Exchange under the same symbol, "IRM", as the shares of Common Stock are currently traded. The shares of Iron Mountain DE common stock will continue to be represented by the same CUSIP number that is currently used for the Common Stock. There will be no interruption in the trading of the Common Stock as a result of the merger.

        The Reincorporation includes the implementation of a new certificate of incorporation, in the form attached hereto as Appendix B (the "Delaware Charter") and bylaws, in the form attached hereto as Appendix C (the "Delaware Bylaws") for Iron Mountain DE to replace the current articles of incorporation and bylaws of Iron Mountain PA (the "Pennsylvania Charter" and "Pennsylvania Bylaws", respectively). As a Delaware corporation, Iron Mountain DE will be subject to the Delaware General Corporation Law (the "DGCL"). Iron Mountain PA is subject to the Business Corporation Law of Pennsylvania (the "PaBCL"). Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Pennsylvania Charter and Pennsylvania Bylaws, on the other hand, must be viewed in the context of the differences between the DGCL and the PaBCL. Material differences are discussed below under "—Comparison of the Charters and Bylaws of Iron Mountain PA and Iron Mountain DE and Significant Differences Between the Corporation Laws of Delaware and Pennsylvania".

        If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon thereafter as is practicable. As described in the Merger Agreement, however, the Board may abandon the Reincorporation or amend the Merger Agreement, subject to any restrictions imposed by the DGCL or the PaBCL, either before or after shareholder approval has been obtained if, in the opinion of the Board, circumstances arise that make such action advisable. Any amendment that would adversely affect Iron Mountain PA shareholders or effect a material change from the Delaware Charter in the form attached hereto and described herein, however, would require further approval by the holders of a majority of the outstanding shares of the Common Stock. The Board does not currently intend to make any material amendments to the Merger Agreement, nor does it intend to amend the Delaware Charter or Delaware Bylaws, in the forms attached hereto and described herein, should the Reincorporation be approved by the Company's shareholders.

        As provided in the PaBCL, Iron Mountain PA shareholders will not be entitled to exercise dissenters' rights or to demand payment for their shares in connection with the merger or the Reincorporation. See "—Comparison of the Charters and the Bylaws of Iron Mountain PA and Iron Mountain DE and Significant Differences Between the Corporation Laws of Delaware and Pennsylvania—Dissenters' Rights of Appraisal" below.

        The following discussion summarizes certain aspects of the Reincorporation. The summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, the DGCL and the PaBCL.

Principal Reasons for the Reincorporation in Delaware

        For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Many corporations have initially chosen Delaware for their domicile, or have chosen to reincorporate in Delaware in a manner similar to that proposed by the Company. The Board believes the Reincorporation to be in the best interest of the Company and its shareholders for several reasons including, but not limited to:

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  it is anticipated that Delaware's substantial and well-developed body of case law construing the DGCL will provide the Company with greater predictability in its operations and business dealings;

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  the higher degree of certainty afforded by Delaware's well-established principles of corporate governance should enhance the Company's ability to attract and retain qualified directors and officers and to ensure conduct that is in the best interest of the stockholders;

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  the Delaware courts have developed a reputation for considerable expertise and sophistication in dealing with complex corporate issues; and

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  the Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law.

Comparison of the Charters and the Bylaws of Iron Mountain PA and Iron Mountain DE and Significant Differences Between the Corporation Laws of Delaware and Pennsylvania

        As a result of the Reincorporation, Iron Mountain PA shareholders will become stockholders of Iron Mountain DE and the rights of all such former Iron Mountain PA shareholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws and the DGCL. The rights of the Iron Mountain PA shareholders are presently governed by the Pennsylvania Charter, the Pennsylvania Bylaws and the PaBCL.

        The following summary, which does not purport to be a complete statement of the differences among the rights of the Iron Mountain DE stockholders and the Iron Mountain PA shareholders, sets forth certain differences between the DGCL and the PaBCL, between the Delaware Charter and the Pennsylvania Charter, and between the Delaware Bylaws and the Pennsylvania Bylaws. This summary is qualified in its entirety by reference to the full text of each of the documents, the DGCL and the PaBCL. The Delaware Charter and Delaware Bylaws are attached as Appendices B and C, respectively. Shareholders of the Company may obtain copies of the Pennsylvania Charter and Pennsylvania Bylaws at no cost by writing or telephoning us at: 745 Atlantic Avenue, Boston, Massachusetts 02111 Attention: Investor Relations, (617) 535-4799.

Limitations on Director Liability

        The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to a corporation or its stockholders for damages for certain breaches of the director's fiduciary duty. This provision may not eliminate or limit the liability of a director for:

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  breaches of the director's duty of loyalty to a corporation or its stockholders;

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  acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

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  the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

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  transactions in which the director received an improper personal benefit.

        Under the PaBCL and the Pennsylvania Bylaws, directors are liable for monetary damages only where the director has breached or failed to perform his or her duties under the PaBCL and that breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. This limitation on liability does not extend to liability under a criminal statute or for the payment of taxes.

        The Delaware Charter eliminates the liability of directors to the fullest extent permissible under Delaware law. The Reincorporation and associated measures result in a director being shielded from suits by Iron Mountain DE or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. Consequently, an action for monetary damages against a director predicated on a breach of the duty of care will be available only if Iron Mountain DE or its stockholders are able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. The effect of such measures may be to limit or eliminate a remedy which might otherwise be available to a stockholder of Iron Mountain DE who is dissatisfied with the Board's decisions. Although an aggrieved stockholder could sue to enjoin or rescind an action taken or proposed by the Board, such remedies may not be timely or adequate to prevent or redress injury in all cases. On the other hand, there may be circumstances in which the DGCL and the Delaware Charter permit the Company or the stockholders to act against a director where the director's conduct would not be actionable under the PaBCL, such as breaches of a director's duty of loyalty or failure to perform his or her duties, that does not constitute self-dealing, willful misconduct or recklessness.

Indemnification of Officers and Directors

        The DGCL permits indemnification of officers and directors against liability incurred in third-party actions if the indemnitee acted in good faith and he or she reasonably believed the acts were in, or at least not opposed to, the best interests of the Company. Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. As a result, under Delaware law, a Delaware corporation is permitted to indemnify its directors and officers within the limits established by law and public policy pursuant to an express contract, bylaw provision, stockholder vote, vote of disinterested directors or otherwise, any or all of which provide broad indemnification rights.

        The provisions of the PaBCL regarding indemnification are substantially similar to those of the DGCL. Under the PaBCL, Iron Mountain PA is permitted to indemnify its officers and directors so long as the indemnified person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the Company's best interests and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Pennsylvania law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under the Pennsylvania Bylaws no indemnification is provided in the case of willful misconduct or recklessness.

Statutory Anti-Takeover Measures

        Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Although the Board has not adopted or proposed any of these permitted anti-takeover measures at this time, there can be no assurance that the Board will not adopt anti-takeover measures available under Delaware law in the future. The availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a substantial number, or even a majority, of Iron Mountain DE's stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so.

        In addition to permitted anti-takeover measures, for certain corporations, Section 203 of the DGCL ("Section 203") limits the ability of a potential acquirer to conduct a hostile takeover. Under Section 203, certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless (1) prior to the date the stockholder became an "interested stockholder", the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (2) upon becoming an interested stockholder, the stockholder then owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (3) at or subsequent to the date the stockholder became an "interested stockholder", the "business combination" is approved by the board of directors and authorized at an annual or special meeting by at least 66 2/3%

of the corporation's outstanding voting stock, excluding shares owned by the interested stockholder unless the corporation's board of directors or stockholders has given a level of approval, or unless the "interested stockholder" owns at least 5% of the stock of the corporation. For purposes of Section 203, the term "business combination" includes mergers, asset sales and other similar transactions, and an "interested stockholder" is a person who, together with affiliates and associates, owns (or within the prior three years, did own) 15% or more of the corporation's voting stock. In effect, Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that person becomes an interested stockholder. As with other anti-takeover provisions, it is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Iron Mountain DE to negotiate in advance with the Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder. Section 203 also has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Iron Mountain DE in which all stockholders would not be treated equally.

        Section 203 only applies to Delaware corporations which have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on the Nasdaq Stock Market or (3) held of record by more than 2,000 stockholders. Because Iron Mountain DE common stock will be traded on the NYSE, Section 203 is applicable to Iron Mountain DE. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by a majority stockholder vote and may not be further amended by the board of directors. Section 203 will be applicable to Iron Mountain DE because the Delaware Charter does not contain an election to opt out of being governed by Section 203.

        The Board recognizes that hostile takeover attempts do not always have unfavorable consequences or effects and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. The Board believes, however, that the potential disadvantages of unapproved takeover attempts, such as disruption of the Company's business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction, are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider a proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its stockholders.

        The PaBCL contains provisions applicable to publicly held Pennsylvania corporations that may be deemed to have an anti-takeover effect. Subchapters 25 D, E, F, G, H, I and J of the PaBCL contain a variety of such measures, including restrictions on certain mergers and other business combinations and restrictions on the acquisition of shares which would entitle the acquiring person to cast a specified percentage of votes in an election of directors.

        Subchapter 25D (relating to fundamental changes) provides generally that certain transactions involving "interested shareholders," including mergers, consolidations, share exchanges, asset sales, divisions, voluntary dissolutions and winding up and certain reclassifications affecting the voting or share interests, require an affirmative vote of the majority of the votes entitled to be cast, without counting the vote of the interested shareholder, unless the board of directors approves the transaction or another exception applies. An "interested shareholder" is defined to include any shareholder who is a party to the covered transaction or who is treated differently from other shareholders in connection with such a transaction and any person or group acting in concert with, or which controls, is controlled by, or under common control with, that shareholder.

        Subchapter 25E (relating to control transactions) provides generally that if any person or group acquires 20% or more of the voting power of a publicly traded corporation, notice must be given to the other shareholders, who then may demand from such person or group the fair value of their shares, including a proportionate amount of any control premium.

        Subchapter 25F (relating to business combinations) restricts the ability of a person who becomes an "interested shareholder" to enter into certain "business combinations" with the corporation for a period of five years, unless one of certain exceptions apply. The term "business combination" is defined broadly to include various transactions including mergers, consolidations, asset sales and other similar transactions. An "interested shareholder" is defined generally as the beneficial owner of at least 20% of a corporation's voting stock.

        Subchapter 25G (relating to control-share acquisitions) provides that a person who acquires for the first time 20% or more, 33 1/3% or more, or 50% or more of a company's voting shares shall not have any voting rights unless the disinterested shareholders approve such voting rights. If this approval is not obtained, the corporation may force the shareholder to sell his or her shares to the corporation.

        Subchapter 25H (relating to disgorgement) applies in the event that (1) any person or group publicly discloses that such person or group may acquire control of the corporation through any means or (2) a person or group acquires, or publicly discloses an offer or intent to acquire, 20% or more of the voting power of the corporation. Any profits from sales of equity securities of the corporation by such person or group during a period of 18 months subsequent to obtaining the status of a controlling person revert to the corporation if the securities sold were acquired during such 18 month period or within 24 months prior thereto.

        Subchapters 25D through 25J contain a wide variety of exemptions, exclusions and safe harbors. Subchapters I and J (relating to severance compensation for terminated employees and labor contracts) apply to certain acquisitions of shares and business combinations. In such cases, terminated employees may be entitled to severance payments and labor contracts may be given protection against termination. A Pennsylvania corporation may opt out of any of these provisions. Only subchapters 25D and 25F are applicable to Iron Mountain PA; the Pennsylvania Charter provides that subchapters 25E, 25G and 25H shall not be applicable to Iron Mountain PA and subchapters 25I and 25J are nullified by opting out of subchapter 25G.

Factors a Board May Consider in Exercising its Fiduciary Duties

        Delaware law does not contain any statutory provision permitting the board of directors, committees of the board or individual directors, when discharging their duties, to consider, and it is therefore unclear under current Delaware law whether the board of directors, committees of the board or individual directors may consider, the interests of any constituencies other than the corporation or its stockholders.

        The PaBCL, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in considering what is in the best interests of the corporation, consider, to the extent they deem appropriate, all pertinent factors, including the following:

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  the effects of any action upon certain groups, including shareholders, employees, suppliers, customers and creditors of the corporation, and on communities in which the corporation has offices or other establishments;

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  the corporation's short-term and long-term interests, including benefits which may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the corporation's continued independence; and

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  the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation.

Dividend Rights

        Under the DGCL, directors may, subject to any restrictions in a corporation's certificate of incorporation, declare and pay dividends either (1) out of its surplus or (2) if no surplus exists, out of its net profits, for the current fiscal year and/or the preceding fiscal year. The directors of a Delaware corporation may not declare dividends out of net profits, however, if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The rights of stockholders of a Delaware corporation to receive dividends are subject to the rights and preferences of holders of future series of preferred stock with preferential dividend rights, if any. Iron Mountain PA is authorized to issue up to 10 million shares of Preferred Stock, but no Preferred Stock is issued and outstanding. Iron Mountain DE will similarly be authorized to issue 10 million shares of Preferred Stock.

        Under the PaBCL, a corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution (1) the corporation would be unable to pay its debts as they become due in the usual course of business, or (2) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed upon the dissolution of the corporation to satisfy the rights, if any, of shareholders having superior preferential rights to the shareholders receiving the distribution.

        Like the Pennsylvania Charter, the Delaware Charter contains no restrictions regarding dividends.

Stock Redemptions and Repurchases

        Under the DGCL, a corporation may not purchase or redeem its own shares when the capital of the corporation is impaired or when such purchase or redemption would cause an impairment of the capital of the corporation. A Delaware corporation may, however, purchase or redeem any of its preferred shares if such shares will then be retired and the capital of the corporation is reduced in accordance with the DGCL. The PaBCL permits a corporation to redeem any and all classes of its shares and treats such redemption or repurchase like a dividend by the corporation to or for the benefit of its shareholders, subject to the same limitations described above under the caption "—Dividend Rights".

Voting Rights

        Although the DGCL permits cumulative voting, the Delaware Charter does not provide for cumulative voting in the election of directors. Pursuant to the Delaware Charter and Delaware Bylaws, holders of Iron Mountain DE common stock are entitled to one vote per share on all matters voted on by stockholders.

        The PaBCL grants cumulative voting rights to shareholders but allows an exception if the charter so provides. In the case of Iron Mountain PA, the Pennsylvania Charter prohibits cumulative voting in the election of directors. Pursuant to the PaBCL, holders of the Common Stock are entitled to one vote per share on all matters voted on by shareholders.

Shareholder Meetings

        Under the DGCL, if there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the request of any stockholder or director. Under the DGCL, a special meeting of the stockholders may be called by a corporation's board of directors or any other person as may be authorized by a corporation's certificate of incorporation or bylaws. Like the Pennsylvania Bylaws, the Delaware Bylaws provide that special meetings of the stockholders may be called only by the chairman of the board or by the board of directors of Iron Mountain DE.

        Under the PaBCL, if the annual meeting for the election of directors is not held within six months after the date designated for the annual meeting pursuant to the bylaws, any shareholder may call the meeting at any time thereafter. Pursuant to the PaBCL, special meetings of shareholders may be called by the board of directors or by any officer or by any other persons as provided in the bylaws. The PaBCL provides that the shareholders of a publicly traded corporation do not have a statutory right to call a special meeting. The Pennsylvania Bylaws do not provide an affirmative right to shareholders to call a special meeting.

Action by Shareholders Without a Meeting

        Although Delaware law permits stockholder action to be taken by written consent, the Delaware Charter specifically prohibits action by written consent of stockholders. Similarly, Pennsylvania law permits shareholder action by consent, but the Pennsylvania Bylaws prohibit action by either unanimous or partial consent of shareholders.

Shareholder Proposals, Nominations and Rights to Elect Directors

        The DGCL and the PaBCL do not include provisions restricting the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting.

        The Pennsylvania Bylaws provide that nominations of persons for election to the Board may be made only by the Board, a committee of the Board or by any shareholder who complies with the notice provisions in the Pennsylvania Bylaws. Notice must be given by a shareholder of a nomination, in writing:

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  in the case of an annual meeting called for a date within 30 days before or after the anniversary date of the last annual meeting of shareholders, not less than 60 days nor more than 90 days prior to such anniversary; or

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  in the case of an annual meeting called for a date not within 30 days before or after the anniversary date of the last annual meeting, or in the case of a special meeting of shareholders for the purpose of electing directors, not later than the later of (1) the 90th day before the meeting date or (2) the close of business on the 10th day following the day on which public disclosure of the date of the meeting was made.

        The Pennsylvania Bylaws similarly restrict the right of shareholders to bring business before a meeting of shareholders by requiring advance notice to the corporation of the general nature of the business the shareholder seeks to bring before the meeting.

        The Delaware Bylaws contains substantially similar provisions.

Charter Amendments

        Under the DGCL, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of the holders of a majority of the shares entitled to vote, unless the certificate of incorporation increases the required vote. The Delaware Charter does not require a greater percentage vote.

        Under the PaBCL, an amendment to the articles of incorporation requires the approval of the board of directors followed by the affirmative vote of a majority of the votes actually cast by all shareholders entitled to vote thereon at a meeting at which a quorum is present and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote. Under the PaBCL, the shareholders of a publicly traded corporation are not entitled by statute to propose an amendment to the articles of incorporation.

Amendments to Bylaws

        Under the DGCL, bylaws may be adopted, amended or repealed by a vote of a majority of the stockholders entitled to vote thereon. Delaware law also allows for a majority of the board of directors to make changes to the corporation's bylaws if the certificate of incorporation confers this power upon the directors. The Delaware Charter will grant this power to directors. The power vested in the stockholders is not, however, divested or limited because the board of directors also has such power.

        Under the PaBCL, bylaws may be adopted, amended and repealed by a vote of a majority of the votes actually cast by all shareholders entitled to vote thereon, and, if any shareholders are entitled to vote as a class, the affirmative vote of the majority of votes cast by such class. This authority may be expressly vested in the board of directors by the bylaws, subject to the power of the shareholders to change such action, unless the subject of the amendment is solely within the province of the shareholders. The Pennsylvania Bylaws provide that the Pennsylvania Bylaws may be amended or repealed by the vote of a majority of all directors, except for amendments that are solely within the province of the shareholders, in which case the affirmative vote of a majority of the votes cast by all shareholders entitled to vote is required to amend or repeal the bylaws.

Mergers and Fundamental Corporate Transactions

        Under the DGCL, fundamental corporate transactions, such as mergers, consolidations, sales of all or substantially all of a corporation's assets and dissolutions, require the approval of a majority of the board of directors and approval of the holders of a majority of the shares of a corporation's common stock. Although the DGCL permits a corporation to increase the minimum percentage vote required, the Delaware Charter and Delaware Bylaws do not require a greater vote.

        Under the PaBCL, fundamental corporate transactions, such as mergers, consolidations, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a corporation and dissolutions, require board approval and approval by a majority of the votes actually cast by the shareholders entitled to vote thereon, and, if shareholders are entitled to vote as a class, the affirmative vote of the majority of votes cast by such class. Although the PaBCL permits a corporation to increase the minimum percentage vote required, the Pennsylvania Charter and Pennsylvania Bylaws do not increase the vote.

Dissenters' Rights of Appraisal

        Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, there are no appraisal rights in connection with a merger or consolidation to holders of shares that are listed on a national securities exchange, quoted on a national market system or held of record by more than 2,000 stockholders unless the plan of merger or consolidation requires the stockholders to accept anything other than stock of the surviving corporation or stock of another corporation that is listed on a national securities exchange, quoted on a national market system or held of record by more than 2,000 stockholders, cash in lieu of fractional shares or any combination of the foregoing. In addition, the DGCL denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. The Delaware Charter does not provide for additional appraisal rights.

        The PaBCL generally does not provide for dissenters' rights to holders of shares that are listed on a national securities exchange or held beneficially or of record by more than 2,000 shareholders.

Federal Income Tax Consequences

        The Reincorporation will qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Code. As a condition to the closing of the Reincorporation, Iron Mountain DE will receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes upon completion of the Reincorporation:

        (1)   The Reincorporation will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Iron Mountain PA and Iron Mountain DE will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

        (2)   No gain or loss will be recognized by Iron Mountain PA's shareholders upon the exchange (whether actual or constructive) of their shares of Iron Mountain PA for shares of Iron Mountain DE in the Reincorporation; and

        (3)   The aggregate tax basis of the shares of Iron Mountain DE received (whether actually or constructively) by each shareholder of Iron Mountain PA pursuant to the Reincorporation will be the same as the aggregate tax basis of the shares of Iron Mountain PA held by such shareholder immediately prior to the Reincorporation, and the holding period of the shares of Iron Mountain DE received (whether actively or constructively) by each shareholder of Iron Mountain PA will include the period during which the shares of Iron Mountain PA surrendered therefor were held by such shareholder (provided that the shares of Iron Mountain PA were held as a capital asset on the date of the Reincorporation).

        Opinions of counsel are not binding upon the Internal Revenue Service (the "IRS") or the courts. The Company has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation under the Code. Shareholders of Iron Mountain PA should consult their tax advisors regarding the effect, if any, of the proposed Reincorporation in light of their individual circumstances. In particular, because the above discussion relates only to the U.S. federal income tax consequences of the Reincorporation, shareholders of Iron Mountain PA should also consult their tax advisors as to the foreign, state and local tax consequences, if any, of the Reincorporation.

Required Vote

        The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting on the proposal is required to approve the Merger Agreement and the Reincorporation, which will also constitute approval of the Delaware Charter and the Delaware Bylaws. For purposes of determining whether a majority of the votes have been cast in favor of the approval of the Merger Agreement and the Reincorporation, only those cast "For" or "Against" are included, and any abstentions and broker non-votes will not count in making that determination.

        The Board recommends that you vote FOR the approval of the Merger Agreement and the Reincorporation.

ITEM 3

APPROVAL OF AMENDMENT TO THE COMPANY'S
2003 EMPLOYEE STOCK PURCHASE PLAN

        The Board has unanimously approved, and unanimously recommends that the shareholders of the Company approve, an amendment to the 2003 Employee Stock Purchase Plan (the "ESPP"), attached hereto as Appendix D, to increase the number of shares of Common Stock authorized for issuance under the ESPP from 1,125,000 to 2,325,000.

        The Board believes that equity-based compensation is a significant factor in the Company's ability to attract, retain and motivate its employees, who are critical to the Company's long-term success and that an increase in the number of shares available for issuance under the ESPP is necessary in order to provide those persons with incentives to serve the Company. In approving the increase in the number of shares reserved for issuance under the ESPP, the Board took into consideration the shares projected to be available under the ESPP as of the close of the current offering on May 31, 2005. As of that date, it is projected that no more than 445,586 shares will be available. Since at present no more than 195,000 shares are available in any six-month offering period, sufficient shares remain to complete only two additional offerings (ending November 30, 2005 and May 31, 2006 respectively). Under current offering period limitations, the increase in shares available by 1,200,000 is designed to ensure that a sufficient number of shares are available for an additional three years.

  Summary of the ESPP

        The following summary of the material features of the ESPP is qualified in its entirety by reference to the complete text of the ESPP, attached hereto as Appendix E.

        Overview.    The ESPP operates by granting, in a series of offerings, options to acquire Common Stock. The Compensation Committee determines the commencement date and duration of offerings. The Compensation Committee may also, and currently does, limit the maximum amount of Common Stock available with respect to an offering.

        In general, offerings last for six months and begin each June 1 and December 1. During an offering, payroll deductions are accumulated on behalf of each participant. At the end of the offering, the options are exercised and the accumulated payroll deductions are retained by the Company as full payment of the option price. Each participant receives a number of shares of Common Stock equal to the accumulated payroll deductions credited to the participant's account as of the exercise date divided by the option price. The "option price" of shares of Common Stock will be 85% of the lower of the fair market value of Common Stock at the start of the offering or on the exercise date. Fair market value under the ESPP generally means the average of the highest and lowest sale price of Common Stock on the date in question. The Compensation Committee may, with respect to a future offering, reduce (or eliminate) the option price discount or apply any discount only to the fair market value of the shares on the exercise date.

        Shares Available under the ESPP.    As of April 1, 2005, there were approximately 445,586 shares available for future sale under the ESPP. The proposed amendment to the ESPP will increase the total number of shares that may be subject to options under the ESPP by 1,200,000.

        If an option expires or is terminated or surrendered, the shares allocable to the option may again be available under the ESPP. If at the end of an offering there are not enough shares available to satisfy all desired purchases, a pro rata allocation of the available shares will be made among all participants, and any excess payroll deductions will be returned to participants.

        Eligibility and Participation.    In general, any employee of the Company or a subsidiary that is (or is treated for federal income tax purposes as) a corporation who is customarily employed for more than five months in a calendar year may become a participant in any future offering under the ESPP by electing to participate prior to the commencement of the offering. However, the following persons are ineligible to participate in the ESPP: (1) any employee who owns, directly or indirectly, as of the start of an offering, 5% or more of the Company's stock or the stock of one of the Company's corporate subsidiaries; (2) any employee of a subsidiary that does not elect to participate in the ESPP; (3) any union employee, if the union elects not to participate in the ESPP; (4) any individual who is not an employee, including outside directors, consultants and independent contractors; and (5) any employee hired fewer than six months prior to the commencement of an offering. In addition, an employee will not be granted an option that would permit him or her to own (or be considered to own) or hold outstanding options to purchase 5% or more of the total combined voting power or value of the Company's stock or the stock of one of the Company's corporate subsidiaries, and a participant cannot acquire in any year more than $25,000 worth of the Company's stock under the ESPP (based on the value of the Company's stock at the start of the offering).

        A participant may authorize payroll deductions of from 1% to 15% of the participant's cash compensation on each pay date. A participant can decrease his or her rate of payroll deductions, but the participant can never increase the rate of payroll deductions once an offering begins.

        A participant may, prior to the end of an offering period, and at such time and in such manner as the Compensation Committee may prescribe, withdraw from an offering and request payment of an amount in cash equal to the accumulated payroll deductions credited to the participant's account under the ESPP. In no event will a participant receive interest with respect to his or her payroll deductions, whether used to exercise options or returned in cash.

        Termination of Employment.    Upon termination of employment for any reason other than death, the participant will receive a payment in cash of the amount credited to the participant's account under the ESPP. In the event that a participant dies prior to the end of an offering period, the participant's account will be paid in cash to his or her estate.

        Restrictions on Transfer.    A participant may not transfer, assign, pledge or otherwise dispose of an option issued under the ESPP. Shares acquired under the ESPP at the end of an offering period will be freely tradable, subject in all cases to the participant's compliance with applicable laws and the Company's Statement of Insider Trading Policy.

        Administration.    The ESPP became effective April 7, 2003 and is administered by the Compensation Committee. The Compensation Committee has the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the ESPP and to decide all questions of interpretation and application of such rules and regulations, which decision will be final and binding.

        Forfeiture for Dishonesty.    If the Board determines that a participant has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment that has damaged the Company or a subsidiary or has disclosed trade secrets or other proprietary information of the Company or a subsidiary, (1) the individual's participation in the ESPP will terminate and the participant will forfeit his or her right to receive any Common Stock that has not been delivered pursuant to an offering and (2) the Company will have the right to repurchase all or any part of the shares of Common Stock acquired by the participant upon the earlier exercise of any option pursuant to the ESPP, at a price equal to the amount paid to the Company upon exercise, together with interest.

        Effect of Certain Corporate Changes.    If, before an offering closes, the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or the Company is liquidated, sells or otherwise disposes of substantially all of its assets to another entity, or there is a "change of control," then the Compensation Committee, in its discretion, may either: (1) convert outstanding options such that after the effective date of the event, each participant is entitled upon exercise to receive, in lieu of Common Stock, the number and class of shares of the stock or other securities to which the participant would have been entitled had the participant been a shareholder at the time of the event; or (2) end the offering and exercise the options as of the day before the effective date of the event.

        A "change of control" shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by the Company becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of outstanding Common Stock, and within the period of 24 consecutive months immediately thereafter, individuals other than (1) individuals who at the beginning of such period constitute the entire Board or (2) individuals whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board.

        If the Reincorporation described in Item 2 takes place, all employee benefit, stock option and employee stock purchase plans of Iron Mountain PA will become Iron Mountain DE plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Iron Mountain DE common stock, at the same price per share, upon the same terms and subject to the same conditions, as set forth in Item 2 above.

        Amendment or Termination of the ESPP.    The Board may at any time, without a vote by shareholders, terminate or, from time to time, amend, modify or suspend the ESPP; provided, however, that without shareholder approval there will be no: (1) change in the number of shares of Common Stock that may be issued under the ESPP; (2) change in the class of persons eligible to participate in the ESPP; or (3) other change to the ESPP that requires shareholder approval under applicable law. Unless terminated earlier, the ESPP will terminate on the date on which there are no longer any shares of Common Stock available to be offered.

        The following description of the federal income tax consequences of the ESPP is general and does not purport to be complete. In addition, the description does not discuss the tax consequences arising as a result of the participant's death or of the tax consequences of the ESPP under the laws of any state or foreign country in which the participant may reside.

        Federal Income Tax Consequences of the ESPP.    The ESPP is intended to constitute an "employee stock purchase plan" under Section 423 of the Code. As presently in effect, under Section 423 of the Code, a participant will not realize income as a result of either the grant of an option at the start of an offering period or the exercise of an option at the end of an offering period and the Company will not be entitled to an income tax deduction at such grant date or exercise date. If the participant does not dispose of the stock acquired under the ESPP before the earlier of two years after the start of an offering or one year after the end of an offering, then upon the subsequent sale of the stock, the participant will have ordinary compensation income of the lesser of 15% of the fair market value of the stock as of the start of the offering or the excess, if any, of the selling price of the stock over the option price. Any additional gain or loss will be treated as long-term capital gain or loss. The Company is not entitled to an income tax deduction with respect to the ordinary compensation income described above.

        If the participant disposes of the stock acquired under the ESPP before the earlier of two years after the start of the offering or one year after the end of the offering, then the excess, if any, of the fair market value of the stock at the end of the offering over the option price will be ordinary compensation income to the participant, and the Company will be entitled to a deduction with respect to that income. Any additional gain or loss will be treated as short-term or long-term capital gain or loss, depending on the holding period.

  Required Vote

        The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to approve the amendment to the ESPP to increase the number of shares of Common Stock issuable thereunder from 1,125,000 to 2,325,000. For purposes of determining whether a majority of the votes have been cast in favor of the amendment to the ESPP, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination. Additionally, NYSE rules require that at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting must vote on the Amendment, whether for or against.

        The Board recommends that you vote FOR the approval of the amendment to the 2003 Employee Stock Purchase Plan.

ITEM 4

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        Subject to ratification by the shareholders, the Audit Committee has selected the firm of Deloitte & Touche LLP as the Company's independent public accountants for the current year.

        Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders who are present at the Annual Meeting.

        The fees we paid to Deloitte & Touche in 2004 are shown in the table appearing in this proxy statement under the heading "Additional Information—Auditors."

        If the shareholders do not ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants, the selection of accountants will be reconsidered by the Audit Committee.

Required Vote

        The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP to serve as the Company's independent public accountants for the current fiscal year. For purposes of determining the number of votes cast, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination.

        The Board recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock by (1) each director, (2) the Chief Executive Officer, the other three most highly compensated executive officers of the Company and Robert G. Miller and Peter Delle Donne, each of whom would have been one of the most highly compensated executive officers of the Company for 2004 but for the fact that he was no longer an executive officer of the Company as of the end of 2004 (collectively, the "Named Executive Officers"), (4) all directors, the Chief Executive Officer and the other three most highly compensated executive officers of the Company as a group and (5) each shareholder known by us to be the beneficial owner of more than five percent of the Common Stock. Such information is presented as of March 1, 2005, except as otherwise noted.

	Amount of Beneficial Ownership(1)
Name	Shares	Percent Owned
Directors and Executive Officers
C. Richard Reese(2)	3,507,671	2.7%
John F. Kenny, Jr.(3)	579,527	*	%
Robert T. Brennan(4)	—	—
Harold E. Ebbighausen(5)	83,013	*	%
Robert G. Miller(6)	184,038	*	%
Jean A. Bua(7)	63,374	*	%
Peter E. Delle Donne(8)	103,852	*	%
Clarke H. Bailey(9)	149,687	*	%
Constantin R. Boden(10)	93,285	*	%
Kent P. Dauten(11)	2,027,128	1.6%
B. Thomas Golisano(12)	2,636,594	2.0%
Arthur D. Little(13)	39,199	*	%
Vincent J. Ryan (14)	11,476,302	8.8%
All directors and executive officers as a group (11 persons)(15)	20,839,818	16.0%
Five Percent Shareholders
Davis Selected Advisers, L.P.(16)	15,952,422	12.3%
T. Rowe Price Associates, Inc. (17)	8,308,066	6.4%
Thomas W. Smith (18)	7,534,243	5.8%
Scott J. Vassalluzo(19)	6,637,082	5.1%
Daniel J. Englander (20)	42,975	*	%

*
  Less than 1%

(1)
Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Mr. Reese is a director, Chairman of the Board, Chief Executive Officer and President of the Company. Includes 63,744 shares of Common Stock held in trusts for the benefit of Mr. Reese's children, as to which shares Mr. Reese disclaims beneficial ownership. Also includes 1,967,059 shares of Common Stock as to which Mr. Reese shares beneficial ownership with Schooner Capital Trust ("Schooner Trust") as a result of a 1988 deferred compensation arrangement, as amended, between Schooner and Mr. Reese relating to Mr. Reese's former services as President of Schooner Capital Corporation. Pursuant to such arrangement, upon the earlier to occur of (1) the sale or exchange by Schooner Trust of substantially all of the shares of Common Stock held by Schooner Trust or (2) the cessation of Mr. Reese's employment with the Company,

  Schooner Trust is required to transfer such shares of Common Stock to Mr. Reese or remit to Mr. Reese cash in an amount equal to the then current fair market value of such shares of Common Stock. Schooner Trust has agreed to vote the shares of Common Stock subject to such arrangement at the direction of Mr. Reese.

(3)
Mr. Kenny is an Executive Vice President, Chief Financial Officer and a director of the Company. Includes 480,860 shares that Mr. Kenny has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(4)
Mr. Brennan is the Company's President of North America.

(5)
Mr. Ebbighausen is Group President of North American Service Delivery of the Company. Includes 56,740 shares that Mr. Ebbighausen has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(6)
Mr. Miller is Executive Vice President, Asia/Pacific Business Development of the Company. Includes 128,765 shares that Mr. Miller has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(7)
Ms. Bua is Senior Vice President of Accounting, Controller and Chief Accounting Officer of the Company. Includes 41,490 shares that Ms. Bua has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(8)
Mr. Delle Donne was, until December 31, 2004, an Executive Vice President of the Company and the President of Enterprise Solutions and Services, a division of IMIM. Includes 103,456 shares that Mr. Delle Donne has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(9)
Mr. Bailey is a director of the Company. Includes 27,128 shares that Mr. Bailey has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(10)
Mr. Boden is a director of the Company. Includes 27,128 shares that Mr. Boden has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(11)
Mr. Dauten is a director of the Company. Includes 27,128 shares that Mr. Dauten has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(12)
Mr. Golisano is a director of the Company. Includes 39,341 shares that Mr. Golisano has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(13)
Mr. Little is a director of the Company. Includes 37,500 shares held by The Little Family Trust, as to which Mr. Little disclaims beneficial ownership, and 1,699 shares that Mr. Little has the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005.

(14)
Mr. Ryan is a director of the Company. Includes 27,128 shares that Mr. Ryan has the right to acquire pursuant to currently exercisable options. Also includes:

1.
4,693,609 shares held by the Vincent J. Ryan Revocable Trust, dated December 24, 1987 ("Ryan 1987 Trust"). Mr. Ryan, as one of the two trustees of the Ryan 1987 Trust, has sole voting and dispositive power with respect to the 4,693,609 shares.

2.
352,244 shares held by the Carla E. Meyer Three-Year Retained Annuity Trust, dated August 4, 2003 ("Meyer 2003 Trust"). Mr. Ryan and Stephen Maiocco are the Trustees of the

    Meyer 2003 Trust. The Trustees of the Meyer Trust have joint voting and dispositive power over such shares.

  3.
  97,756 shares held by the Carla E. Meyer Revocable Trust dated December 7, 2001 ("Meyer 2001 Trust"). Carla E. Meyer and Vincent J. Ryan are the Trustees of the Meyer 2001 Trust. During the lifetime of Ms. Meyer, the Trustees are permitted to take action in accordance with the direction of Ms. Meyer.

  4.
  6,156,171 shares held by Schooner Trust, as assignee of Schooner. Of these 6,156,171 shares, as a result of a deferred compensation arrangement between Schooner Trust and C. Richard Reese relating to former services by Mr. Reese as President of Schooner Capital Corporation, Mr. Reese shares beneficial ownership of 1,967,059 shares with Schooner Trust. Mr. Ryan is Chairman and the beneficial owner of Schooner. Pursuant to such deferred compensation arrangement, upon the earlier to occur of (i) Schooner Trust's sale or exchange of all or a portion of those 1,967,059 shares, after all other shares of Iron Mountain Common Stock held by Schooner Trust have been sold, or (ii) the cessation of Mr. Reese's employment with Iron Mountain, Schooner Trust is required to transfer such shares (or portion thereof) to Mr. Reese, or remit to Mr. Reese cash in an amount equal to the then current fair market value of such shares. Schooner Trust has agreed to vote the shares subject to such deferred compensation arrangement at the direction of Mr. Reese. Mr. Ryan has sole voting power with respect to 4,189,112 shares held by Schooner Trust, and has sole dispositive power with respect to the entire 6,156,171 shares held by Schooner Trust. Mr. Ryan is President of Schooner Trust and he, and members of his family, are the sole shareholders of Schooner Trust.

  5.
  135,894 shares registered in the name of The Schooner Foundation, a private non-profit foundation, of which Mr. Ryan is a trustee.

  6.
  13,500 shares registered in the name of Citibank, South Dakota, Trustee of the Ryan 1988 Issue Trust, of which Mr. Ryan is the Settlor.

    Mr. Ryan's address is c/o Schooner Capital LLC, 745 Atlantic Avenue, Boston, Massachusetts 02111.

(15)
Includes 857,407 shares that directors and current executive officers have the right to acquire pursuant to currently exercisable options or options exercisable within 60 days of March 1, 2005. Does not include shares or options beneficially owned by Messers. Miller and Delle Donne as they no longer serve as executive officers.

(16)
The information is as of February 15, 2005 and is based solely on a Schedule 13G/A filed with the Commission on March 11, 2005. Davis Selected Advisers, L.P. ("Davis Advisers") has sole voting and dispositive power over 15,952,422 shares. The address of Davis Advisers is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

(17)
The information is as of December 31, 2004 and is based solely on a Schedule 13G/A filed with the Commission on February 14, 2005. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as independent advisor with power to direct investments and/or sole power to vote the securities. Price Associates has sole voting power over 1,499,198 shares and sole dispositive power over 8,308,066 shares, but disclaims beneficial ownership as to all of these shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(18)
This information is as of December 31, 2004, and is based solely on a Schedule 13G/A filed with the Commission on February 17, 2005. Mr. Smith has sole voting power over 335,648 shares and sole dispositive power over 897,161 shares and has shared voting and dispositive power over

  6,637,082 shares with Mr. Englander and Mr. Vassalluzo. The address of Mr. Smith is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(19)
This information is as of December 31, 2004 and is based solely on a Schedule 13G/A filed with the Commission on February 17, 2005. Mr. Vassalluzo has sole dispositive power over 30,000 shares and has shared voting and dispositive power over 6,607,082 shares with Mr. Englander and Mr. Smith. The address of Mr. Vassalluzo is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(20)
This information is as of December 31, 2004, and is based solely on a Schedule 13G/A filed with the SEC on February 17, 2005. Mr. Englander has sole voting power over 11,550 shares and sole dispositive power over 12,975 shares and has shared voting and dispositive power over 30,000 shares with Mr. Smith and Mr. Vassalluzo. The address of Mr. Englander is 323 Railroad Avenue, Greenwich, Connecticut 06830.

EXECUTIVE COMPENSATION

        The following table provides certain information concerning compensation earned by the Named Executive Officers measured as of December 31, 2004, 2003 and 2002.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Number of Shares Underlying Options	All Other Compensation(1)
C. Richard Reese Chairman of the Board and Chief Executive Officer	2004 2003 2002	$849,526 770,769 685,577	$1,375,000 1,168,197 1,300,000	$0 0 0	0 0 0	$4,539 4,073 4,140
John F. Kenny, Jr. Executive Vice President and Chief Financial Officer	2004 2003 2002	$364,006 332,692 310,673	$250,000 201,695 341,740	$0 0 0	0 9,765 0	$4,330 3,721 3,393
Harold E. Ebbighausen President of IMOSDP, a division of IMIM from 2002 until December 2004; currently Group President, North American Service Delivery	2004 2003 2002	$275,648 258,000 254,250	$264,622 258,000 254,250	$0 0 0	0 0 24,155	$4,206 3,653 2,401
Jean A. Bua Senior Vice President and Corporate Controller	2004 2003 2002	$213,577 189,446 174,269	$44,036 34,455 52,281	$0 0 0	0 11,720 0	$2,237 3,619 2,635
Robert G. Miller(2) President and Chief Operating Officer of IMRM, a division of IMIM	2004 2003 2002	$300,821 280,831 274,250	$0 117,949 246,825	$0 0 0	0 19,532 0	$4,240 3,668 3,800
Peter E. Delle Donne(3) President of Iron Mountain Enterprise Solutions and Services, a division of IMIM	2004 2003 2002	$339,540 316,369 295,192	$203,724 94,911 214,980	$0 0 0	10,470 0 0	$3,891 3,689 3,825

(1)
Reflects the Company's matching contribution to The Iron Mountain Companies 401(k) Plan and group term life insurance premiums paid by the Company. Amounts shown for 2004 consist of the following: (i) the Company's matching contribution to The Iron Mountain Companies 401(k) Plan in the amount of $3,819 for Messers. Reese, Kenny, Ebbighausen, Miller and Delle Donne and $1,935 for Ms. Bua and (ii) group term life insurance premiums paid by the Company in the amounts of $720 for Mr. Reese, $511 for Mr. Kenny, $387 for Mr. Ebbighausen, $302 for Ms. Bua, $421 for Mr. Miller and $72 for Mr. Delle Donne.

(2)
Mr. Miller became Executive Vice President, Asia/Pacific Business Development in December 2004 and was, therefore, not an executive officer of the Company as of December 31, 2004.

(3)
Mr. Delle Donne left the Company in December 2004 and was, therefore, not an executive officer of the Company as of December 31, 2004.

        The following table sets forth certain information concerning the grant of options to purchase the Company's Common Stock to the Named Executive Officers during the year ended December 31, 2004.

Option Grants In 2004

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2004
Name			Exercise Price ($/Sh)	Expiration Date
					5%	10%
Peter E. Delle Donne	10,470	1.29%	$28.650	2/19/2014	$488,612	$778,033

(1)
Potential Realizable Value is based on the assumed growth rates for an assumed ten-year option term. Five percent annual growth results in a Common Stock price per share of $46.67, and 10% annual growth results in a Common Stock price per share of $74.31, respectively, for such term. The actual value, if any, an executive officer may realize will depend on the excess of the market price of the Common Stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive officer will be at or near the amounts reflected in this table.

        The following table sets forth certain information with respect to stock options during the year ended December 31, 2004 exercised by, and the unexercised options to purchase Common Stock held by, the Named Executive Officers. Mr. Reese does not have any options.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money-Options at December 31, 2004(1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John F. Kenny, Jr.	127,841	$2,895,686	478,907	52,813	$9,491,763	$550,958
Harold E. Ebbighausen	13,379	$208,422	51,910	14,494	$796,046	$142,664
Jean A. Bua	31,610	$693,934	39,146	12,077	$679,291	$88,964
Robert G. Miller	54,000	$1,347,360	114,199	33,027	$1,945,043	$349,245
Peter E. Delle Donne	0	$0	81,064	50,947	$1,143,359	$590,899

(1)
Based on a year-end value of $30.56 per share, less the exercise price.

Equity Compensation Plan Information

        The following provides certain equity compensation plan information with respect to all of our equity compensation plans in effect as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	5,272,046		$16.55	4,498,639
Equity compensation plans not approved by security holders	0		0	0
Total	5,272,046	(1)	$16.55	4,498,639	(2)

(1)
Includes the Iron Mountain/ATSI 1995 Stock Option Plan, the Nonqualified Stock Option Plan of Pierce Leahy Corp., the Iron Mountain Incorporated 1995 Stock Incentive Plan (the "1995 Plan"), the Iron Mountain Incorporated 1997 Stock Option Plan (the "1997 Plan") and the Iron Mountain Incorporated 2002 Stock Incentive Plan (the "2002 Stock Incentive Plan").

(2)
Includes the 2002 Stock Incentive Plan and the ESPP. No new grants are being made under the 1995 Plan and 1997 Plan other than shares that become available under such plans in the future as a result of the lapse or cancellation of outstanding stock options under the 1995 Plan and the 1997 Plan.

Compensation Committee Report on Executive Compensation

        The Compensation Committee consists entirely of directors who are not employees of the Company. It is the Compensation Committee's responsibility to review, recommend and approve the Company's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers of the Company for the fiscal year ended December 31, 2004.

        The Compensation Committee consists entirely of directors who are both "non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Exchange Act and "outside" directors within the meaning of Section 162(m) of the Code and the regulations thereunder, so that grants of options under the 1995 Plan, the 1997 Plan and the 2002 Stock Incentive Plan to executive officers are (or were) exempt under Rule 16b-3 and generally eligible for the "performance-based" exception of Section 162(m) of the Code. The Compensation Committee administered the 2002 Stock Incentive Plan and in exercise of that function determined what grants of stock options, stock appreciation rights and stock grants (whether or not restricted) thereunder were to be made to the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee also administered the Iron Mountain/ATSI 1995 Stock Option Plan, the Nonqualified Stock Option Plan of Pierce Leahy Corp., the 1995 Plan, the 1997 Plan (although no additional grants were made under any of those plans in 2004), the Executive Deferred Compensation Plan and the ESPP. (Prior to March 2004, a subcommittee of the Compensation Committee administered each of the aforementioned plans.)

        The purpose of the 2002 Stock Incentive Plan and the other stock incentive plans administered by the Compensation Committee is to encourage key employees, directors and consultants of the Company who render services of special importance to, and who contribute materially to the success of, the Company to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth.

        The purpose of the ESPP is to provide employees of the Company with the opportunity to acquire an equity interest in the Company by providing favorable terms for them to purchase the Company's Common Stock.

        The Executive Deferred Compensation Plan is maintained for the purpose of providing deferred compensation to a select group of management and highly compensated employees of the Company. This plan is expected to encourage the continued employment of the participating employees, whose management and individual performance are largely responsible for the success of the Company, and to facilitate the recruiting of key management and highly compensated employees required for the continued growth and profitability of the Company.

        The Compensation Committee determined the salary levels of the Company's executive officers, including the Chief Executive Officer, and other officers for fiscal year 2004, and the amounts of bonuses paid in 2005 for performance in fiscal year 2004. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of cash bonuses and long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. The Compensation Committee establishes base compensation for executive officers, including the Chief Executive Officer, based upon third-party compensation surveys, taking into account the other compensation components offered by the Company, the size and complexity of the Company, the experience and expected future contributions of each executive officer and other factors. Cash bonuses for executive officers are determined after the completion of each fiscal year, based upon an evaluation of the Company's performance during the year as compared with certain fiscal goals of the Company for the year, together with each executive officer's performance during such year and, in the case of the Chief Executive Officer, pursuant to the 2003 Senior Executive Incentive Program (the "SEIP").

        Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the Chief Executive Officer or any of the four other most highly compensated executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m). The Compensation Committee's general policy, subject to all then prevailing relevant circumstances, is to attempt to structure the compensation arrangements of the Company to maximize deductions for federal income tax purposes. In connection with a review of Mr. Reese's compensation package, the Board adopted and the shareholders approved the SEIP in 2003 in part to maximize the deduction for compensation paid to Mr. Reese. With respect to Mr. Reese's bonus paid in 2005 for performance in fiscal year 2004, the Compensation Committee timely certified in writing that the performance goals and other material terms of the SEIP were satisfied. The Compensation Committee also timely established, pursuant to the SEIP, the criteria for any bonus for which Mr. Reese may be eligible in 2006 for performance in fiscal year 2005.

COMPENSATION COMMITTEE CLARKE H. BAILEY,Chairman CONSTANTIN R. BODEN ARTHUR D. LITTLE

ADDITIONAL INFORMATION

Change of Control Arrangement

        The 1995 Plan provides for acceleration of the vesting of options and stock appreciation rights if the Company or any wholly owned subsidiary of the Company is a party to a merger or consolidation (whether or not the Company is the surviving corporation) in any transaction or series of related transactions and there is a "Limited Change of Control" of the Company. As of December 31, 2004, there were 175,471 unvested options under the 1995 Plan. The 1997 Plan and the 2002 Stock Incentive Plan do not contain this provision. A Limited Change of Control occurs if after the merger or consolidation (1) individuals who immediately prior to the merger or consolidation served as members of the Board no longer constitute a majority of the Board or the board of directors of the surviving corporation and (2) the voting securities of the Company outstanding immediately prior to the merger or consolidation do not represent (either by remaining outstanding or upon conversion into securities of the surviving corporation) more than 50% of the voting power of the securities of the Company or the surviving corporation immediately after the merger or consolidation.

Certain Relationships and Related Transactions

        We lease space to an affiliated company, Schooner, for its corporate headquarters located in Boston, Massachusetts. For the years ended December 31, 2002, 2003 and 2004, Schooner paid rent to us totaling $128,000, $144,000 and $153,000, respectively. We lease facilities from a trust of which Neal Goldman, Vice President, Business Development for Iron Mountain Information Management, Inc. is the beneficiary and three separate limited partnerships, whose general partner was a related party. Our aggregate rental payment for such facilities during 2002, 2003 and 2004 was $1,372,000, $1,309,000 and $1,345,000, respectively.

        The Company paid compensation of approximately $285,000 for the year ended December 31, 2004 to Mr. T. Anthony Ryan. Mr. Ryan is Senior Vice President, Real Estate, of the Company and is the brother of Vincent J. Ryan, a director of the Company. The Company believes that the terms of Mr. Ryan's employment are no less favorable to it than would be negotiable with an unrelated third party.

Audit Committee Report

        Management is responsible for the Company's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent public accountant is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes.

        The Audit Committee has reviewed and discussed with the independent public accountant and management the plan and results of the auditing engagement and the audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee has reviewed with management the scope and nature of the Company's internal auditing controls and has discussed with the independent public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committee. In addition, the Audit Committee has received the written disclosures and the letter from the independent public accountant required by Independence Standards Board No. 1, Independence Discussions With Audit Committees and discussed with the independent public accountant its independence from the Company and its management. The Audit Committee considered whether the provision of nonaudit services by the independent public accountant is compatible with maintaining the independent public accountant's independence and concluded that it was acceptable at this time.

        The Audit Committee has reported to the Board its activities, conclusions and recommendations. Specifically, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Commission on March 16, 2004. The Audit Committee has approved the reappointment of Deloitte & Touche LLP as the Company's independent public accountant for the fiscal year ending December 31, 2005.

AUDIT COMMITTEE CONSTANTIN R. BODEN, Chairman ARTHUR D. LITTLE KENT P. DAUTEN

Independent Public Accountant

        The Company has submitted the selection of the Company's independent public accountant to a shareholder vote, as set forth in Item 4 above.

        The Audit Committee has established policies and procedures which are intended to control the services provided by our independent public accountant and to monitor their continuing independence. Under these policies, no audit or non-audit services may be undertaken by our independent public accountant unless the engagement is specifically pre-approved by the Audit Committee. The Audit Committee may delegate to one or more members the authority to grant the pre-approvals required by this paragraph. The decisions of any member to whom authority is delegated to pre-approve an activity under this paragraph must be presented to the full Audit Committee at each of its scheduled meetings.

        The fees for services provided by Deloitte & Touche LLP to us for the fiscal year ended December 31, 2003 and December 31, 2004 were as follows:

	FY 2003	FY 2004
Audit Fees	$847,000	$2,665,000
Audit-Related Fees(1)	$101,000	$128,000
Tax Fees (2)	$640,000	$437,000

Subtotal	$1,588,000	$3,230,000
All Other Fees(3)	$73,000	$3,000

Deloitte & Touche LLP Total Fees	$1,661,000	$3,233,000

(1)
Audit Related Fees include benefit plan audits, due diligence and accounting consultations.

(2)
Tax Fees include tax return preparation, compliance work and foreign jurisdiction tax consulting.

(3)
All Other Fees include employee benefits consultations and purchase of accounting software and related services.

        The Audit Committee will not approve engagements of our independent public accountant to perform non-audit services for us if doing so will cause our independent public accountant to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers among other things, whether our independent public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

        Since May 6, 2003, the date when SEC rules relating to approval of services of auditors became effective, all services for which we engaged our auditors have been pre-approved by the Audit Committee. The total fees we paid to Deloitte & Touche for services in 2003 and 2004 are set forth above. The Audit Committee approved the engagement of Deloitte & Touche to provide non-audit services because they determined that Deloitte & Touche's providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, quicker and at a lower cost than we could obtain these services from other providers.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC Such executive officers, directors and ten percent shareholders are also required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 2004, the Company's executive officers, directors and ten percent shareholders complied with all Section 16(a) filing requirements applicable to such persons, except that Robert T. Brennan, our President of North American Operations, was late in filing a report on Form 3 relating to his status as a reporting person and Robert G. Miller, former President and Chief Operating Officer of IMRM and our current Executive Vice President, Asia/Pacific Business Development, was late in filing a report on Form 4 relating to a sale of Company shares.

Performance Graph

        In February 2000, Iron Mountain merged with Pierce Leahy Corp. in a stock-for-stock merger. The following graph compares the percentage change in the cumulative total return on the Common Stock of the combined Company after the merger to the cumulative total returns of the S&P 500 Index and the Russell 1000 Index for the period from February 1, 2000 through December 31, 2004. This comparison assumes an investment of $100 on February 1, 2000 and the reinvestment of any dividends.

*
$100 INVESTED ON 2/1/00 IN STOCK OR ON 1/31/00
IN INDEX—INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31.

Other Matters

        The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Additional Documentation

        The Company will furnish without charge to any shareholder, upon written or oral request, a copy of the Company's Annual Report on Form 10-K, including the financial statements and the financial statement schedules and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Requests for such documents should be addressed to the Secretary of Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111, telephone number (617) 535-4766.

By Order of the Board of Directors,
GARRY B. WATZKE, Secretary

April 27, 2005

Appendix A

AGREEMENT AND PLAN OF MERGER
OF
IRON MOUNTAIN INCORPORATED
(A Delaware Corporation)
AND
IRON MOUNTAIN INCORPORATED
(A Pennsylvania Corporation)

        THIS AGREEMENT AND PLAN OF MERGER, dated this    day of May, 2005, is made by and between Iron Mountain Incorporated, a Pennsylvania corporation (the "Corporation"), and Iron Mountain Incorporated, a Delaware corporation (the "Surviving Corporation").

WITNESSETH:

        WHEREAS, the Corporation is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and is authorized to issue Two Hundred Million (200,000,000) shares of common stock, $0.01 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock"), of which Preferred Stock there are no shares issued and outstanding as of the date hereof;

        WHEREAS, the Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to issue Two Hundred Million (200,000,000) shares of common stock, $0.01 par value per share (the "Surviving Common Stock"), one (1) of which is issued and outstanding as of the date hereof and owned by the Corporation, and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the "Surviving Preferred Stock"), of which Preferred Stock there are no shares issued and outstanding as of the date hereof;

        WHEREAS, the Corporation desires to merge itself into the Surviving Corporation in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code");

        WHEREAS, the Surviving Corporation is a wholly owned subsidiary of the Corporation;

        WHEREAS, the Surviving Corporation desires that the Corporation be merged with and into itself;

        WHEREAS, the Board of Directors of the Corporation has determined that, for the purpose of effecting the reincorporation of the Corporation in the State of Delaware, it is advisable and in the best interests of the Corporation and its stockholders that the Corporation merge with and into the Surviving Corporation upon the terms and conditions provided herein; and

        WHEREAS, the respective Boards of Directors of the Corporation and the Surviving Corporation and the shareholders of the Corporation have approved this Agreement and Plan of Merger.

        NOW THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Merger.    The Corporation shall be merged with and into the Surviving Corporation pursuant to Section 252 of the Delaware General Corporation Law ("DGCL") and Section 1921 of the Pennsylvania Business Corporation Law ("PBCL"). The Surviving Corporation shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Corporation shall cease forthwith upon the Effective Time (as defined below). The merger of the Corporation into the Surviving Corporation shall herein be referred to as the "Merger."

        2.    Stockholder Approval.    The Corporation has submitted this Agreement and Plan of Merger for, and received from its shareholders, approval of the transactions contemplated herein, and the merger of the Corporation with and into the Surviving Corporation has been authorized in the manner prescribed by the DGCL and the PBCL.

        3.    Effective Time.    The Merger shall be effective upon the later to occur of either (a) filing of a Certificate of Merger with the Secretary of State of the State of Delaware or (b) the filing of this Agreement and Plan of Merger or the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania, which filings shall be made as soon as practicable after the date hereof. The time of such effectiveness shall herein be referred to as the "Effective Time."

        4.    Termination.    At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by agreement of the Board of Directors of the Corporation. The filing of a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Department of State of the Commonwealth of Pennsylvania pursuant to Section 3 hereof shall constitute certification that this Agreement of Merger has not theretofore been terminated. If terminated as provided in this Section 4, this Agreement shall forthwith become wholly void and of no further force or effect.

        5.    Common Stock of the Corporation.    As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Corporation issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one (1) fully paid and non-assessable share of the Surviving Common Stock.

        6.    Common Stock of the Surviving Corporation.    As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Surviving Corporation issued and outstanding immediately prior thereto shall cease to exist and shall be cancelled.

        7.    Stock Certificates.    On and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Corporation shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Common Stock into which the shares of the Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Common Stock evidenced by such outstanding certificate as above provided.

        8.    Option Securities.    Effective as of the Effective Time, each then outstanding option to purchase Common Stock (the "Options") granted pursuant to any option plan of the Corporation (the "Option Plans") shall be converted automatically into an option to purchase such number of shares of Surviving Common Stock equal to the number of shares of Common Stock subject to such Option immediately prior to the Effective Time and on other terms and conditions (including, without limitation, exercise price) as were applicable under the applicable Option Plan and the underlying stock option agreement. At the Effective Time, the Surviving Corporation shall assume each Option Plan and each underlying stock option agreement that relates to outstanding Options. The Surviving Corporation shall (i) reserve for issuance the number of additional shares of Surviving Common Stock that will become issuable upon the exercise of the Options, as so converted, and (ii) as soon as practicable after the Effective Time, make such amendments to existing Registration Statements on Form S-8, or file a new Registration Statement, as shall be necessary to register the shares of Surviving Common Stock subject to such Options, as so converted.

        9.    Succession.    As of the Effective Time, the Surviving Corporation shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Corporation in the manner of and as more fully set forth in Section 259 of the DGCL and Section 1929 of the PBCL. Without limiting the foregoing, upon the Effective Time, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Corporation shall be transferred to, vested in and devolved upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Corporation and the Surviving Corporation shall be as effectively the property of the Surviving Corporation as they were of the Corporation and the Surviving Corporation, respectively. All rights of creditors of the Corporation and all liens upon any property of the Corporation shall be preserved unimpaired, and all debts, liabilities and duties of the Corporation shall attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

        10.    Governing Documents.    The Certificate of Incorporation of the Surviving Corporation in effect as of the Effective Time shall continue to be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Corporation in effect as of the Effective Time shall continue to be the Bylaws of the Surviving Corporation until amended in accordance with the provisions thereof and applicable law. The charters of the committees of the Board of Directors, the Code of Ethics and Business Conduct and the Corporate Governance Guidelines of the Corporation in effect as of the Effective Time shall be the charters of the committees of the Board of Directors, the Code of Ethics and Business Conduct and the Corporate Governance Guidelines of the Surviving Corporation until amended in accordance with the provisions thereof and applicable law.

        11.    Directors and Officers.    The directors and officers in office of the Corporation at the Effective Time shall be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

        12.    Legal Opinion.    As a condition to the consummation of the Merger, the Corporation shall have received a favorable opinion, dated the date of the Merger, of Sullivan & Worcester LLP, counsel to the Corporation and the Surviving Corporation, to the effect that the Merger constitutes a tax-free reorganization in accordance with the provisions of Section 368(a) of the Code and as to the consequences thereof to the Corporation's shareholders.

        13.    Further Assurances.    From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Corporation, and otherwise to carry out the purposes of this Agreement and Plan of Merger, and the officers and directors of the Corporation are fully authorized in the name and on behalf of the Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        14.    Governing Law.    This Agreement and Plan of Merger and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware, and, so far as applicable, the merger provisions of the laws of the Commonwealth of Pennsylvania.

        15.    Registered Office.    The registered office of the Surviving Corporation shall be located in the City of Wilmington, County of New Castle, State of Delaware and the name of the registered agent in charge thereof shall be Corporation Service Company.

[Remainder of this Page Intentionally Left Blank]

        IN WITNESS WHEREOF, this Agreement and Plan of Merger is executed as of the date first above written.

IRON MOUNTAIN INCORPORATED, a Pennsylvania corporation
By:	Name: Title:
IRON MOUNTAIN INCORPORATED, a Delaware corporation
By:	Name: Title:

Appendix B

CERTIFICATE OF INCORPORATION
OF
IRON MOUNTAIN INCORPORATED

        FIRST.    The name of the Corporation is Iron Mountain Incorporated.

        SECOND.    The address of the Corporation's registered office in the State of Delaware and New Castle County is Corporation Service Company, Suite 400, 2711 Centerville Road, City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

        THIRD.    The nature of the business and purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH.    The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is Two Hundred Ten Million (210,000,000) shares, of which Two Hundred Million (200,000,000) shall be Common Stock, par value $0.01 per share (the "Common Stock"), and (ii) Ten Million (10,000,000) shall be Preferred Stock, par value $0.01 per share (the "Preferred Stock").

        A description of the respective classes of stock and a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

  A. COMMON STOCK.

        4.1.    General.    All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and privileges. The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

        4.2.    Dividends.    Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

        4.3.    Dissolution, Liquidation or Winding Up.    In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common Stock, subject to any preferential rights of any then outstanding Preferred Stock.

        4.4.    Voting Rights.    Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held of record by such holder on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock). Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of the Preferred Stock as a single class, subject to any special or preferential voting rights of any then outstanding Preferred Stock. There shall be no cumulative voting. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

  B. PREFERRED STOCK.

        Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock), different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

        The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the undesignated Preferred Stock in one or more series, each with such designations, preferences, voting powers (or special, preferential or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions (a "Certificate of Designation") shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments, if any; (v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

        FIFTH.    The name and address of the incorporator is as follows:

Name	Mailing Address
Garry B. Watzke	745 Atlantic Avenue, 10th Floor, Boston, MA 02111

        SIXTH.    The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and stockholders:

        6.1.    Management Under Direction of Board.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

        6.2.    Amendment of Bylaws.    The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation.

        6.3.    No Stockholder Action By Written Consent.    Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of actions to be taken by such shares, stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

        6.4.    Place for Keeping Books.    The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

        6.5.    Calling of Stockholder Meetings; Business Transacted.    Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of meetings of the holders of such shares, meetings of stockholders may be called at any time only by the Chairman of the Board of Directors (if any), the President, or a majority of the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

        SEVENTH.    The Corporation is to have perpetual existence.

  EIGHTH.

        8.1.    Number of Directors.    The number of directors of the Corporation initially shall be eight (8) which number may thereafter be increased or decreased solely by resolution of the Board of Directors; provided, however, that no such increase or decrease shall result in the Corporation having fewer than three (3) directors.

        8.2.    Election of Directors.    Elections of directors need not be by written ballot except as and to the extent provided in the Bylaws of the Corporation.

        8.3.    Term; Vacancies.    Each director shall hold office until the expiration of the term for which he or she was elected and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Any vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the Board (though less than a quorum) or by a sole remaining director or, only if no directors remain, by the stockholders and each person so elected shall be a director to serve for the balance of the unexpired term. A director elected to fill a vacancy on the Board shall be elected for a term expiring at the next annual meeting. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

        8.4.    Stockholder Nominations and Introduction of Business, Etc.    Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided in the Bylaws of the Corporation.

        8.5.    Rights of Preferred Stock.    The provisions of this Article are subject to the rights of the holders of any series of Preferred Stock from time to time outstanding.

        NINTH.    No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

        IN WITNESS WHEREOF, the undersigned has hereunto signed his name and affirms that the statements made in this Certificate of Incorporation are true this    day of May, 2005.

Garry B. Watzke Sole Incorporator

Appendix C

BYLAWS
OF
IRON MOUNTAIN INCORPORATED

ARTICLE I—OFFICE

        Section 1.1.    Registered Office.    The registered office of the Corporation shall be located in the City of Wilmington, County of New Castle, State of Delaware and the name of the resident agent in charge thereof shall be Corporation Service Company.

        Section 1.2.    Other Offices.    The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors (hereinafter referred to as the "Board of Directors" or the "Board") may from time to time appoint or the business of the Corporation may require.

        Section 1.3.    Books.    The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II—MEETINGS OF STOCKHOLDERS

        Section 2.1.    Time and Place of Meetings.    All meetings of stockholders shall be held at such place, either within or without the State of Delaware, on such date and at such time as the Board of Directors (or the Chairman in the absence of a designation by the Board of Directors) may designate from time to time.

        Section 2.2.    Annual Meeting.    The annual meeting of stockholders shall be held for the election of directors on such date and at such time as the Board of Directors may designate from time to time. Any other proper business may be transacted at the annual meeting.

        Section 2.3.    Special Meetings.    Special meetings of the stockholders for any purpose or purposes may be called only by the Chairman of the Board, if any, the President or by the Board of Directors pursuant to a resolution adopted by a majority vote of the Board of Directors.

        Section 2.4.    Introduction of Business At a Meeting of Stockholders.    At an annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such annual or special meeting of stockholders. To be properly brought before an annual or special meeting of stockholders, business must be (i) in the case of a special meeting, specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the Board of Directors or otherwise properly brought before the meeting by the Board of Directors, or (ii) in the case of an annual meeting, properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the annual meeting by a stockholder who shall have been a stockholder of record on the record date for such meeting and shall continue to be entitled to vote thereat. For business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation (A) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 nor more than 90 days prior to the first anniversary (the "Anniversary") of the date the Corporation's proxy statement was mailed to stockholders in connection with the previous year's annual meeting of stockholders, and

(B) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the later of (x) the 90th day prior to such annual meeting or (y) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made.

        In order to be effective, a stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before an annual meeting of stockholders (i) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and, if a specific action is to be proposed, the text of the resolution(s) which the proposing stockholder proposes that the stockholders adopt, (ii) a representation that the stockholder is a holder of record of the stock of the Corporation entitled to vote at such meeting, including the class and number of shares of such stock that are owned beneficially and of record by such stockholder, and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting, (iii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iv) the class and number of shares of the Corporation which are beneficially owned by any stockholders known by the proposing stockholder to be supporting such proposal on the date of such stockholder's notice, (v) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under these Bylaws and applicable law to carry the proposal (an affirmative statement of such intent, a "Solicitation Notice"), and (vi) any material interest of the stockholder in such proposal.

        If the stockholder has provided the Corporation with a Solicitation Notice, such stockholder must have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry such proposal. If no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section.

        Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.4. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any item of proposed business was not properly brought before the meeting in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        The foregoing requirements shall be in addition to any other requirements imposed by applicable law or regulation.

        Section 2.5.    Notice of Meetings; Waiver of Notice.    (a) Written or printed notice of every meeting of stockholders, annual or special, stating the hour, date and place thereof, and the purpose or purposes in general terms for which the meeting is called shall, not less than ten (10) days, or such longer period as shall be provided by law, the Certificate of Incorporation, these Bylaws, or otherwise, and not more than sixty (60) days before such meeting, be served upon or mailed to each stockholder entitled to vote thereat, at the address of such stockholder as it appears upon the stock records of the Corporation or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices be mailed to some other address, then to the address designated in such request.

        (b)   A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not validly called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

        Section 2.6.    Notice by Electronic Transmission.    Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the General Corporation Law of the State of Delaware (the "Delaware Law"), the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the Delaware Law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if: (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding paragraph shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

        Section 2.7.    Definition of Electronic Transmission.    An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

        Section 2.8.    Quorum and Adjournments.    Except as otherwise provided by law or by the Certificate of Incorporation, or these bylaws and subject to the Delaware Law, the presence, in person or by proxy, at any meeting of stockholders of the holders of a majority of the voting power of the shares of the capital stock of the Corporation issued, outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum. If one or more classes of stock are entitled to vote as separate classes upon any question, then, in the case of such class, a quorum for the consideration of such question shall, except as otherwise provided by law or by the Certificate of Incorporation, consist of a majority of the voting power of all stock of that class issued, outstanding and entitled to vote. If a majority of the voting power of shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat or, where a larger quorum is required, such quorum, shall not be represented at any meeting of the stockholders regularly called, the holders of a majority of the voting power of the shares present or represented by proxy and entitled to vote thereat shall have power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented; provided, however, that if the adjournment is for more than thirty (30) days, notice of the hour, date and place of the adjourned meeting shall be given to each stockholder entitled to vote thereat. Subject to the requirements of the Delaware Law and the Certificate of Incorporation, on any issue on which one or more classes of stock are entitled to vote separately, no adjournment shall be taken with respect to any class for which a quorum is present unless the Chairman of the meeting otherwise directs. At any meeting held to consider matters which were subject to adjournment for want of a quorum at which the requisite amount of shares entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

        Section 2.9.    Votes; Proxies.    Except as otherwise provided in the Certificate of Incorporation, and subject to the Delaware Law, at each meeting of stockholders, every stockholder of record at the closing of the transfer books, if closed, or on the date set by the Board of Directors for the determination of stockholders entitled to vote at such meeting, shall have one vote for each share of stock entitled to vote which is registered in such stockholder's name on the books of the Corporation on such date.

        At each such meeting every stockholder entitled to vote shall be entitled to do so in person, or by proxy appointed by an instrument in writing or as otherwise permitted by law subscribed by such stockholder and bearing a date not more than three (3) years prior to the meeting in question, unless said instrument provides for a longer period during which it is to remain in force. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or any interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary of the Corporation an instrument in writing or as otherwise permitted by law revoking the proxy or another duly executed proxy bearing a later date.

        Voting at meetings of stockholders need not be by written ballot and, except as otherwise provided by law, need not be conducted by inspectors of election unless so determined by the Chairman of the meeting or by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or represented by proxy at such meeting. If it is required or determined that inspectors of election be appointed, the Chairman shall appoint one or more inspectors of election, who shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of their ability. The inspector(s) so appointed shall take charge of the polls and, after the balloting, shall make a certificate of the result of the vote taken. No director or candidate for the office of director shall be appointed as such inspector.

        At any meeting at which a quorum is present, a plurality of the votes properly cast for election to the Board of Directors shall be sufficient to elect a candidate to the Board of Directors, and a majority of the votes properly cast upon any other question shall decide the question, except in any case where a larger vote is required by the Delaware Law, the Certificate of Incorporation, these Bylaws, or otherwise.

        Section 2.10.    Organization.    The Chairman of the Board, if there be one, or in his or her absence the Vice Chairman, or in the absence of a Vice Chairman, the President, or in the absence of the President, a Vice President, shall call meetings of the stockholders to order and shall act as chairman thereof. The Secretary of the Corporation, if present, shall act as secretary of all meetings of stockholders, and, in his or her absence, the presiding officer may appoint a secretary.

ARTICLE III—DIRECTORS

        Section 3.1.    General Powers; Number and Term of Office.    The business and affairs of the Corporation shall be conducted and managed by a Board of Directors, none of whom needs to be a stockholder. Except as otherwise provided by the Delaware Law, the Certificate of Incorporation or these Bylaws, the number of directors shall be fixed by the Board of Directors (and not by the stockholders) from time to time, in each case by a vote of a majority of the directors in office at the time, regardless of whether such majority constitutes a quorum, provided that no decrease shall affect the term of any director then in office. If the number is not so fixed at any meeting or after an event giving rise to a vacancy, the number shall remain as it stood immediately prior to such meeting or event. The number of directors shall not be less than three.

        Section 3.2.    Nomination of Directors.    Only persons nominated in accordance with the procedures set forth in this Section 3.2 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or a committee of Directors appointed by the Board, or (ii) by any stockholder of the Corporation who shall have been a stockholder of record on the record date for such meeting and shall continue to be entitled to vote thereat who complies with the notice procedures set forth in this Section 3.2. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the Anniversary, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of stockholders called for the purpose of electing Directors, not later than the later of (x) the 90th day prior to such annual meeting or (y) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made; provided, however, such time periods shall be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto, to the extent applicable. Notwithstanding anything in these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting of the stockholders is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the date of mailing of notice for the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or after such anniversary date, at least one hundred (100) days prior to such annual meeting), a stockholder's notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

        In order to be effective, a stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder's notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) as to the stockholder giving the notice, (a) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting, including the class and number of shares of such stock that are owned beneficially and of record by such stockholder, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (b) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (c) the class and number of shares of the Corporation which are beneficially owned by any other stockholders known by such stockholder to be supporting such nominee(s) on the date of such stockholder's notice, (d) a Solicitation Notice or a statement that the stockholder does not intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees, and (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

        If the stockholder has provided the Corporation with a Solicitation Notice, such stockholder must, at least fifteen days prior to the date of such meeting, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder. If no Solicitation Notice relating thereto has been timely provided pursuant to this Section 3.2, the stockholder proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 3.2.

        The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        The foregoing requirements shall be in addition to any other requirements imposed by applicable law or regulation.

        Section 3.3.    Removal.    Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office by the stockholders in the manner provided in this Section 3.3. At any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a director or directors is among the purposes of the meeting, the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors generally, voting together as a single class, may remove such director or directors with or without cause.

        Section 3.4.    Vacancies.    If any vacancy shall occur among the directors, or if the number of directors shall at any time be increased, such vacancy shall be filled only by the directors then in office, although less than a quorum, by a majority vote of the directors then in office or by the sole remaining director, or, only if no directors then remain, by the stockholders of the Corporation.

        Section 3.5.    Meetings.    Meetings of the Board of Directors shall be held at such place, within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, if there be one, or by the President, and as may be specified in the notice or waiver of notice of any meeting. Meetings may be held at any time upon the call of the Chairman of the Board, if there be one, or the President or a majority of the directors in office by personal oral communication, telephonic oral communication, telecopy or electronic transmission, or written notice, duly served or sent or mailed to each director not less than twenty-four (24) hours before such meeting, except that, if mailed, not less than seventy-two (72) hours before such meeting.

        Meetings may be held at any time and place without notice if all the directors are present and do not object to the holding of such meeting for lack of proper notice or if those not present shall, in writing or by telecopy or electronic transmission, waive notice thereof before or after the meeting. A regular meeting of the Board may be held without notice immediately following the annual meeting of stockholders at the place where such meeting is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board. Except as otherwise provided by the Delaware Law, the Certificate of Incorporation or otherwise, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors or any committee thereof need be specified in any written waiver of notice.

        Section 3.6.    Telephone Meetings.    Members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board of Directors, or any committee, by means of video conference, telephone conference or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to the foregoing provisions shall constitute presence in person at the meeting.

        Section 3.7.    Votes.    Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

        Section 3.8.    Quorum and Adjournment.    Except as otherwise provided by the Delaware Law, the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally noticed.

        Section 3.9.    Compensation.    Directors may receive compensation for their services, as such, and for service on any committee of the Board of Directors, as fixed by resolution of the Board of Directors and for expenses of attendance at each regular or special meeting of the Board or any committee thereof. Nothing in this Section shall be construed to preclude a director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 3.10.    Action by Consent of Directors.    Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Such consent shall be treated as a vote adopted at a meeting for all purposes. Such consents may be executed in one or more counterparts and not every Director or committee member need sign the same counterpart.

        Section 3.11.    Resignation.    Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Secretary. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE IV—COMMITTEES OF DIRECTORS

        Section 4.1.    Establishment and Powers.    The Board of Directors of the Corporation may, by resolution adopted by a majority of the Directors in office, establish one or more committees to consist of one or more Directors of the Corporation. Any committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws, shall have and may exercise all of the powers and authority of the Board of Directors, except that a committee shall not have any power or authority as to the following:

  (a)
  approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware Law to be submitted to stockholders for approval; or

  (b)
  adopting, amending or repealing of the Bylaws.

        Section 4.2.    Alternate Members.    The Board of Directors may designate one or more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purpose of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at a meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

        Section 4.3.    Term.    Each committee of the Board of Directors shall serve at the pleasure of the Board of Directors.

        Section 4.4.    Status of Committee Action.    The term "Board of Directors" or "Board," when used in any provision of these Bylaws relating to the organization or procedures of or the manner of taking action by the Board of Directors, shall be construed to include and refer to any executive or other committee of the Board of Directors. Any provision of these Bylaws relating or referring to action to be taken by the Board of Directors or the procedure required therefor shall be satisfied by the taking of corresponding action by a committee of the Board of Directors to the extent authority to take the action has been delegated to the committee pursuant to this Section, except that the executive committee, if any, shall have authority to act in all matters in which the Board of Directors is empowered to act between regular meetings of the Board of Directors, except to the extent provided in Section 4.1 of these Bylaws.

ARTICLE V—OFFICERS

        Section 5.1.    Office.    The Board of Directors shall elect a President, a Secretary and a Treasurer, and, in their discretion, may elect a Chairman of the Board, a Vice Chairman of the Board, a Controller, and one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers and such other officers as deemed necessary or appropriate. Such officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders (or at such other meeting as the Board of Directors determines), and each shall hold office for the term provided by the vote of the Board, except that each will be subject to removal from office in the discretion of the Board as provided herein. The powers and duties of more than one office may be exercised and performed by the same person.

        Section 5.2.    Vacancies.    Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

        Section 5.3.    Chairman of the Board.    The Chairman of the Board of Directors, if any, shall be the chief executive officer of the Corporation, and, subject to the direction of the Board of Directors, shall have general charge of the management and direction of the business, affairs and property of the Corporation, and general supervision over its other officers and agents, and, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

        Section 5.4.    President.    The President shall be the chief operating officer of the Corporation. In general, he shall perform all duties incident to the office of President and chief operating officer and shall see that all orders and resolutions of the Board of Directors are carried into effect and shall perform such other executive, supervisory and management functions and duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board.

        Section 5.5.    Vice Presidents.    Each Executive Vice President, Senior Vice President and Vice President shall have and exercise such powers and shall perform such duties as from time to time may be assigned to him or to her by the Board of Directors, the Chairman or the President.

        Section 5.6.    Secretary.    The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors and committees of the Board in books provided for the purpose and shall see that all notices are duly given in accordance with the provisions of law and these Bylaws. The Secretary shall be custodian of the records and of the corporate seal or seals of the Corporation and shall see that the corporate seal is affixed to all documents the execution of which, on behalf of the Corporation under its seal, is duly authorized, and, when the seal is so affixed, he or she may attest the same. Without limiting the generality of the foregoing, in general, the Secretary shall perform all duties incident to the office of secretary of a corporation, and such other duties as from time to time may be assigned to him or her by the Board of Directors.

        Section 5.7.    Assistant Secretaries.    The Assistant Secretaries in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Secretary.

        Section 5.8.    Treasurer.    The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositaries as shall, from time to time, be selected by the Board of Directors. The Treasurer may endorse for collection on behalf of the Corporation checks, notes and other obligations; may sign receipts and vouchers for payments made to the Corporation and may sign checks of the Corporation, singly or jointly with another person as the Board of Directors may authorize, and pay out and dispose of the proceeds under the direction of the Board. The Treasurer shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; and in general, shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as from time to time may be assigned by the Board of Directors.

        Section 5.9.    Assistant Treasurers.    The Assistant Treasurers in order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Treasurer.

        Section 5.10.    Controller.    The Controller, if elected, shall be the chief accounting officer of the Corporation and shall perform all duties incident to the office of a controller of a corporation, and, in the absence of or disability of the Treasurer or any Assistant Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Chairman of the Board, if any, the President or the Treasurer.

        Section 5.11.    Assistant Controllers.    The Assistant Controllers in order of their seniority shall, in the absence or disability of the Controller, perform the duties and exercise the powers of the Controller and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Controller.

        Section 5.12.    Subordinate Officers.    The Board of Directors may appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

        Section 5.13.    Compensation.    The Board of Directors shall fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

        Section 5.14.    Removal.    Any officer of the Corporation may be removed, with or without cause, by action of the Board of Directors.

        Section 5.15.    Bonds.    The Board of Directors may require any officer of the Corporation to give a bond to the Corporation, conditional upon the faithful performance of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

        Section 5.16.    Resignation.    Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors (or to a principal officer to whom such officer reports). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE VI—CERTIFICATES OF STOCK

        Section 6.1.    Form and Execution of Certificates.    The interest of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman or Vice Chairman of the Board, if any, the President, an Executive Vice President, Senior Vice President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may by resolution prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk acting on behalf of the Corporation, the signatures of any such Chairman, Vice Chairman, President, Executive Vice President, Senior Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimiles, engraved or printed. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such officer or officers, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers.

        In case the corporate seal which has been affixed to, impressed on, or reproduced in any such certificate or certificates shall cease to be the seal of the Corporation before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the seal affixed thereto, impressed thereon or reproduced therein had not ceased to be the seal of the Corporation.

        Every certificate for shares of stock which are subject to any restriction on transfer pursuant to law, the Certificate of Incorporation, these Bylaws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate, and shall also set forth, on the face or back, either the full text of the restriction or a statement of the existence of such restriction and (except if such restriction is imposed by law) a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

        Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued, or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

        Section 6.2.    Transfer of Shares.    The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by law, by the Certificate of Incorporation or these Bylaws. It shall be the duty of each stockholder to notify the Corporation of his or her post office address.

        Section 6.3.    Fixing Date for Determination of Stockholders of Record.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors (but not the stockholders) may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, the Certificate of Incorporation or these Bylaws, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors (but not the stockholders) may fix a new record date for the adjourned meeting.

        Section 6.4.    Closing of Transfer Books.    The stock transfer books of the Corporation may, if deemed appropriate by the Board of Directors, be closed for such length of time not exceeding fifty (50) days as the Board of Directors (but not the stockholders) may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

        Section 6.5.    Lost or Destroyed Certificates.    Unless waived in whole or in part by the Board of Directors or any officer acting pursuant to the direction of the Board of Directors, any person requesting the issuance of a new certificate in lieu of an alleged lost, destroyed, mislaid or wrongfully taken certificate shall (a) give to the Corporation his or her bond of indemnity with an acceptable surety, and (b) satisfy such other requirements as may be imposed by the Corporation. Thereupon, a new share certificate shall be issued to the registered owner or his or her assigns in lieu of the alleged lost, destroyed, mislaid or wrongfully taken certificate, provided that the request therefor and issuance thereof have been made before the Corporation has notice that such shares have been acquired by a bona fide purchaser.

        Section 6.6.    Uncertificated Shares.    The Board of Directors of the Corporation may by resolution provide that one or more of any or all classes or series of the stock of the Corporation shall be uncertificated shares, subject to the provisions of Section 158 of the Delaware Law.

        Section 6.7.    Transfer Agents and Registrars; Further Regulations.    The Board of Directors may appoint one or more banks, trust companies or corporations doing a corporate trust business, in good standing under the laws of the United States or any state therein, to act as the Corporation's transfer agent and/or registrar for shares of one or more classes or series of its stock, and the Board may make such other and further regulations, not inconsistent with applicable law, as it may deem expedient concerning the issue, transfer and registration of the Corporation's stock and stock certificates.

ARTICLE VII—EXECUTION OF DOCUMENTS

        Section 7.1.    Execution of Checks, Notes, etc.    All checks and drafts on the Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, or agent or agents, as shall be thereunto authorized from time to time by the Board of Directors, which may in its discretion authorize any such signatures to be facsimile.

        Section 7.2.    Execution of Contracts, Assignments, etc.    Unless the Board of Directors shall have otherwise provided generally or in a specific instance, all contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the Chairman or Vice Chairman of the Board, if any, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. The Board of Directors may, however, in its discretion, require any or all such instruments to be signed by any two or more of such officers, or may permit any or all of such instruments to be signed by such other officer or officers, agent or agents, as it shall thereunto authorize from time to time.

        Section 7.3.    Execution of Proxies.    The Chairman or Vice Chairman of the Board, if any, the President, any Executive Vice President, any Senior Vice President or any Vice President, and the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer, or any other officer designated by the Board of Directors, may sign on behalf of the Corporation proxies to vote upon shares of stock of other companies standing in the name of the Corporation.

ARTICLE VIII—INSPECTION OF BOOKS

        The Board of Directors shall determine from time to time whether, and if allowed, to what extent and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (except such as may by law be specifically open to inspection) or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.

ARTICLE IX—FISCAL YEAR

        The fiscal year of the Corporation shall be determined from time to time by vote of the Board of Directors.

ARTICLE X—SEAL

        The seal of the Corporation shall, subject to alteration by the Board of Directors, consist of a flat-faced circular die with the word "Delaware", together with the name of the Corporation and the year of incorporation, cut or engraved thereon.

ARTICLE XI—AMENDMENTS

        These Bylaws may be altered, amended, changed or repealed and new Bylaws adopted by the stockholders or by the Board of Directors, in either case at any meeting called for that purpose at which a quorum shall be present. Any Bylaw, whether made, altered, amended, changed or repealed by the stockholders or the Board of Directors, may be repealed, amended, changed, further amended, changed, repealed or reinstated, as the case may be, either by the stockholders or by the Board of Directors as above provided.

ARTICLE XII—LIMITATION OF DIRECTORS' LIABILITY AND INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

        Section 12.1.    Actions, Suits and Proceedings Other than by or in the Right of the Corporation.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, shall not create a presumption that the Indemnitee did not have reasonable cause to believe that his or her conduct was unlawful.

        Section 12.2.    Actions or Suits by or in the Right of the Corporation.    The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 12.2 in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware or such other court shall deem proper.

        Section 12.3.    Definition of Entitlement; Success on the Merits.    Any indemnification under Section 12.1 or 12.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the person requesting such is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 12.1 or 12.2, as the case may be. Such determination shall be made (a) by the Board of Directors, by a majority vote of directors who are not parties to such action, suit or proceeding (whether or not a quorum), (b) by a committee of such directors designated by majority vote of such directors (whether or not a quorum), (c) if there are no disinterested directors or if a majority of disinterested directors so directs, by independent legal counsel (who may be regular legal counsel to the corporation) in a written opinion, or (d) by the stockholders. To the extent, however, that any person referred to in Section 12.1 or 12.2 has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

        Section 12.4.    Expense Advance.    Expenses (including attorneys' fees) incurred by an officer or director of the Corporation in defending any pending or threatened civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in Section 12.3 of this Article upon receipt of an undertaking by or on behalf of such officer or director to repay such amount, if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

        Section 12.5.    Nonexclusively.    The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. The provisions of this Article XII shall not be deemed to preclude the indemnification of any person who is not specified in Section 12.1 or 12.2 but whom the Corporation has the power to indemnify under applicable law or otherwise.

        Section 12.6.    Insurance.    The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity, against any liability asserted against and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the obligation to indemnify such person against liability under this Article or the power to indemnify such person against such liability under the provisions of Section 145 of the Delaware Law.

        Section 12.7.    Other Indemnification.    The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust or other enterprise or nonprofit entity or from insurance.

        Section 12.8.    Continuation of Indemnification.    The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, trustee, partner, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 12.9.    Limitation on Indemnification.    Notwithstanding anything contained in this Article XII to the contrary, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representative) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

        Section 12.10.    Indemnification of Employees and Agents.    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article XII to Directors and officers of the Corporation.

        Section 12.11.    Other Rights.    The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

        Section 12.13.    Amendment.    The provisions of this Article XII relating to the limitation of Directors' liability, to indemnification and to the advancement of expenses shall constitute a contract between the Corporation and each of its Directors and officers which may be modified as to any Director or officer in respect of any act or omission occurring prior to the date of any such modification only with that person's consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article XII which is adverse to any Director or officer shall apply to such Director or officer only on a prospective basis, and shall not reduce any limitation on the personal liability of a director of the Corporation, or limit the rights of an Indemnitee to indemnification or to the advancement of expenses with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws, no repeal or amendment of these Bylaws shall affect any or all of this Article so as either to reduce the limitation of directors' liability or limit indemnification or the advancement of expenses in any manner unless adopted by (a) the unanimous vote of the Directors of the Corporation then serving, or (b) the affirmative vote of stockholders entitled to cast not less than a majority of the votes that all stockholders are entitled to cast in the election of Directors; provided that no such amendment shall have retroactive effect inconsistent with the preceding sentence.

        Section 12.14.    Savings Clause.    If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

        Section 12.15.    Definitions.    Terms used herein and defined in Section 145(h) and Section 145(i) of the Delaware Law shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

ARTICLE XIII INTERPRETATION OF BYLAWS—SEPARABILITY

        Section 13.1.    Interpretation.    All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the Delaware Law. If any provision of these Bylaws shall be inconsistent with any provision of the Certificate of Incorporation, the provision of the Certificate of Incorporation shall prevail. Where any provision of these Bylaws refers to a rule or process as set forth in these Bylaws, the reference shall be construed to include and be satisfied by any rule or process on the same subject set forth in the Certificate of Incorporation.

        Section 13.2.    Separability.    The provisions of these Bylaws are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

ARTICLE XIV—DETERMINATIONS BY THE BOARD

        Section 14.1.    Effect of Board Determinations.    Any determination involving interpretation or application of these Bylaws made in good faith by the Board of Directors shall be final, binding and conclusive on all parties in interest.

Appendix D

FIRST AMENDMENT TO THE IRON MOUNTAIN INCORPORATED
2003 EMPLOYEE STOCK PURCHASE PLAN

As adopted by resolution of the
Board of Directors on April [    ], 2005

1.
Section 4 of the Iron Mountain Incorporated 2003 Employee Stock Purchase Plan (the "2003 Plan") is amended by deleting the number "750,000" and inserting therefore "2,325,000."

2.
Except as hereinabove amended, the provisions of the 2003 Plan shall remain in full force and effect.

D-1

Appendix E

IRON MOUNTAIN INCORPORATED
2003 EMPLOYEE STOCK PURCHASE PLAN

1.
PURPOSE

        The purpose of the Iron Mountain Incorporated 2003 Employee Stock Purchase Plan is to provide employees of Iron Mountain Incorporated (the "Company") and its Subsidiaries the opportunity to acquire an equity interest in the Company by providing favorable terms for them to purchase its stock. This Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code.

2.
DEFINITIONS

        (a)   "Board" shall mean the Board of Directors of the Company.

        (b)   "Change of Control" of the Company shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by the Company becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50 percent or more of the Company's outstanding Common Stock, and within the period of 24 consecutive months immediately thereafter, individuals other than (i) individuals who at the beginning of such period constitute the entire Board or (ii) individuals whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board.

        (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to a particular Section shall include any successor and regulation thereto.

        (d)   "Committee" shall have the meaning set forth in Section 3.

        (e)   "Common Stock" shall mean the shares of the Company's common stock, $0.01 par value per share.

        (f)    "Company" shall have the meaning set forth in Section 1.

        (g)   "Compensation" shall mean cash remuneration reported (or to be reported) in Box 1 of Form W-2, or its equivalent, increased by any salary reduction elected pursuant to Sections 402(g), 132(f) or 125 of the Code.

        (h)   "Employee" shall mean any individual who is customarily employed for more than five months in a calendar year by the Company or any Subsidiary. The term Employee shall not include: (i) any individual who is not a common law employee of the Company or a Subsidiary; (ii) any Employee who owns, directly or indirectly, as of the Offering Date five percent or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary; (iii) any individual who is a common law employee of a Subsidiary, none of the employees of which participate in the Plan, as determined by the Committee; (iv) any Employee who is a member of a collective bargaining unit with which the Company or a Subsidiary has bargained in good faith with respect to participation in the Plan and as a result of such bargaining the labor organization made an affirmative decision not to participate in the Plan; and (v) any Employee whose employment commencement date is fewer than six months prior to the commencement of an Offering.

        (i)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (j)    "Exercise Date" shall mean the date(s) designated by the Committee from time to time on which an Optionee may exercise an Option; provided, however, that no Exercise Date shall be more than 12 months after the applicable Offering Date; and provided, further, that if such prior date is not a business day, the Exercise Date shall be the business day immediately preceding the applicable date.

        (k)   "Fair Market Value" shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq National Market, Fair Market Value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq National Market, then Fair Market Value shall be the mean between the lowest and highest reported sale prices (or the lowest reported bid price and the highest reported asked price) of the Common Stock on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq National Market, as the case may be, then the reported closing sale price (or the reported closing asked price) of the Common Stock on such date on the principal exchange or the Nasdaq National Market, as the case may be, shall be determinative of Fair Market Value.

        (l)    "Insider" shall mean a person subject to Section 16 of the Exchange Act.

        (m)  "Offering" shall mean any offering of Common Stock in accordance with Section 7.

        (n)   "Offering Date" shall mean the date(s) designated by the Committee from time to time on which an Option is granted; provided, however, that there shall be at least one Offering Date in any consecutive 12-month period while the Plan remains in effect; and provided, further, that if such date is not a business day, the Offering Date shall be the business day immediately preceding the applicable date.

        (o)   "Option" shall mean the right of a Participant to purchase Common Stock pursuant to an Offering.

        (p)   "Option Price" shall have the meaning set forth in Section 8.

        (q)   "Optionee" shall mean any individual who has been granted an Option that remains outstanding under the terms of any Offering or who owns Common Stock as a result of an Offering.

        (r)   "Participant" shall mean an Employee who has in effect a payroll deduction authorization in accordance with Section 6.

        (s)   "Plan" shall mean the Iron Mountain Incorporated 2003 Employee Stock Purchase Plan as set forth herein, with any and all amendments hereto that may be in effect.

        (t)    "Securities Act" shall mean the Securities Act of 1933, as amended.

        (u)   "Subsidiary" shall mean a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. An entity may be treated as a Subsidiary for purposes of this Plan if, consistent with Sections 423 and 424 of the Code, such entity is owned by a corporation and is disregarded for federal income tax purposes, or such entity is treated as a corporation for federal income tax purposes.

3.
ADMINISTRATION OF THE PLAN

        Unless the Board shall designate another person or persons, the Plan shall be administered by the Stock Incentive Plan Subcommittee (the "Committee") of the Compensation Committee of the Board. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

        The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of Options granted thereunder shall be subject to the determination of the Committee, which shall be final and binding.

        The Committee shall have the authority, without the need for further approval, to establish a different Offering Date and/or Exercise Date, to modify the amount of time between an Offering Date and an Exercise Date, to increase or decrease the number of Offerings in a year and to limit the number of shares that may be available in an Offering.

        With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

4.
OPTION SHARES

        The total amount of Common Stock with respect to which Options may be granted under the Plan shall not exceed in the aggregate 750,000 shares from either authorized but unissued shares or treasury shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with Section 15. If any outstanding Option expires for any reason, including a withdrawal pursuant to Section 10, or terminates by reason of the severance of employment of the Participant or any other cause, or is surrendered, the shares of Common Stock allocable to the unexercised portion of the Option may again be made subject to an Option under the Plan.

5.
ELIGIBILITY

        An Employee shall be eligible to become a Participant in the Plan on any Offering Date on which the Employee is employed by the Company or a Subsidiary; provided, however, that no Employee shall be granted an Option:

  (i)
  if immediately after the grant the aggregate amount of stock the Employee would be considered to own under Section 424(d) of the Code, including stock that may be purchased with outstanding options, would represent five percent or more of the total combined voting power or value of all classes of capital stock of the Company or of any Subsidiary; or

  (ii)
  that permits the Employee's right to purchase shares under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 for any calendar year, determined by reference to the Fair Market Value of the shares at the time any Option is granted.

6.
PARTICIPATION

        (a)   An Employee may become a Participant in any Offering by completing an authorization for payroll deductions in connection with the Offering at such time (prior to the Offering Date) and in such manner as the Committee may prescribe. Payroll deductions pursuant to an authorization shall commence with the payroll period in which the Offering Date occurs and shall end with the last payroll completed prior to the Exercise Date for the Offering to which the authorization applies, unless the authorization is sooner terminated by the Participant as provided in Section 10. The Committee may provide that in the case of the first Offering, payroll deductions shall commence with the first payroll period ending after the initial Offering Date. All payroll deductions shall be made on an after-tax basis.

        (b)   A Participant shall elect in the authorization for payroll deduction to have deductions made from his or her Compensation on each payday in an amount equal to a whole percentage of from one to 15 percent of his Compensation. All payroll deductions made for a Participant shall be credited to a bookkeeping account maintained for such Participant under the Plan. In no event shall interest be paid to a Participant with respect to payroll deductions credited to the Participant's account, whether such deductions are used in connection with the exercise of an Option or are returned to the Participant or the Participant's estate in cash.

        (c)   Except as may be required by law, a Participant may not make any payments to the Participant's account other than by authorization for payroll deduction. A Participant may elect to decrease the payroll deduction rate at such time and in such manner as the Committee may prescribe. In no event shall a Participant increase the amount of payroll deductions during an Offering. A Participant may discontinue participation in the Offering as provided in Section 10.

7.
GRANT OF OPTIONS

        (a)   Options under the Plan shall be granted in a series of Offerings, the first of which shall begin on the first Offering Date designated by the Committee. Successive Offerings shall begin on each Offering Date thereafter until all of the shares of Common Stock available under the Plan are exhausted or until the Plan is terminated pursuant to Section 18 or Section 19. Participation by an Employee in any Offering shall neither limit nor require his participation in any other Offering.

        (b)   Each Participant in an Offering shall be granted, as of the applicable Offering Date, an Option to purchase that number of shares of Common Stock that the accumulated payroll deductions credited to his account during the Offering are able to purchase at the Option Price.

        (c)   If the total number of shares for which Options are to be granted as of any Offering Date exceeds the number of shares available for the Offering, the Committee shall make a pro rata allocation of the available shares in a manner as nearly uniform as practicable, and as it shall determine to be equitable. Further, any accumulated payroll deductions remaining in a Participant's account after the close of such Offering shall be paid in cash to the Participant and shall not be applied to a subsequent offering. In the event a shortfall in shares appears likely, the Committee may, but shall not be required to, reduce remaining payroll deductions to be made pursuant to authorizations for that Offering.

        (d)   In no event shall a Participant be granted an Option in any Offering to acquire more than that number of shares of Common Stock equal to $25,000 divided by the Fair Market Value of the shares as of the Offering Date; provided, however, that such limit shall be subject to Section 5(ii) and to the adjustment in accordance with Section 15.

8.
OPTION PRICE

        The Option Price of shares of Common Stock for any Offering shall be the lesser of: (a) 85 percent of the Fair Market Value of the shares on the Offering Date; or (b) 85 percent of the Fair Market Value of the shares on the Exercise Date. The Committee shall have the authority, without the need for further approval and solely with respect to an Offering not yet commenced, to reduce (or eliminate entirely) the amount of the 15 percent discount or may require that any discount be applied only to the Fair Market Value of the shares on the Exercise Date.

9.
EXERCISE OF OPTIONS

        (a)   A Participant's Option for an Offering will be exercised automatically as of the Exercise Date for the Offering to purchase that number of shares of Common Stock equal to the accumulated payroll deductions credited to the Participant's account as of the Exercise Date divided by the Option Price.

        (b)   A Participant may elect prior to the Exercise Date at such time and in such manner as the Committee may prescribe to receive in cash an amount equal to the accumulated payroll deductions in his account on the Exercise Date, rather than exercising his Option.

        (c)   As promptly as practicable after each Exercise Date the Company shall deliver to each Participant in the Offering, in accordance with the Participant's election, either (a) the shares purchased upon the exercise of the Participant's Option, together with a cash payment equal to the balance of any payroll deductions credited to the Participant's account during the Offering that were not used for the purchase of shares, or (b) a cash payment equal to the total of the payroll deductions credited to the Participant's account during the Offering.

        (d)   The shares purchased upon exercise of an Option shall be deemed to be transferred to the Participant on the Exercise Date.

        (e)   The Committee may, in its discretion, limit the shares purchased in an Offering to whole shares, in which event amounts representing fractional shares may, at the discretion of the Committee, either be carried forward for use in the next Offering if the Participant will participate in that Offering or paid to the Participant in cash.

10.
WITHDRAWAL FROM OFFERING

        A Participant may at any time prior to the Exercise Date at such time and in such manner as the Committee may prescribe withdraw from an Offering and request payment of an amount in cash equal to the accumulated payroll deductions credited to the Participant's account under the Plan. Such amount will be paid to the Participant as promptly as practicable after receipt of the Participant's request to withdraw, and no further payroll deductions will be made from the Participant's Compensation with respect to the Offering then in progress and any outstanding Option shall be cancelled. A Participant's withdrawal from an Offering will have no effect upon his or her eligibility to participate in any subsequent Offering or in any employee stock purchase plan (within the meaning of Section 423 of the Code) that may hereafter be adopted by the Company or a Subsidiary.

11.
EXPIRATION OF OPTIONS ON TERMINATION OF EMPLOYMENT

        (a)   Options shall not be transferable by a Participant and no amount credited to a Participant's account may be assigned, transferred, pledged or otherwise disposed of in any way by a Participant. An Option shall expire unexercised immediately if a Participant ceases to satisfy the definition of the term Employee for any reason other than death and the amount of the accumulated payroll deductions then credited to the Participant's account under the Plan will be paid in cash. Upon termination of the Participant's employment with the Company or a Subsidiary for any reason other than death, an amount in cash equal to the accumulated payroll deductions then credited to the Participant's account under the Plan will be paid to the Participant. In the case of a Participant's death, the provisions of Section 16 shall control.

        (b)   An authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company or Subsidiary and the Participant for purposes of this Section 11, provided that either (a) the absence is for a period of no more than 90 days or (b) the Employee's right to be re-employed after the absence is guaranteed either by statute or by contract.

12.
REQUIREMENTS OF LAW

        The Company shall not be required to sell or issue any shares of Common Stock under the Plan if the issuance of such shares would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act, upon the exercise of any Option the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of shares pursuant to an Option to comply with any laws or regulations of any governmental authority including, without limitation, the Securities Act or applicable state securities laws.

13.
NO RIGHTS AS SHAREHOLDER

        No Participant shall have rights as a shareholder with respect to shares covered by his Option until the applicable Exercise Date and, except as otherwise provided in Section 15, no adjustment shall be made for dividends of which the record date precedes the applicable Exercise Date.

14.
FORFEITURE FOR DISHONESTY

        Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and the individual, that a Participant or an Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Company or a Subsidiary, which damaged the Company or Subsidiary, or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary, (a) such individual's participation in an Offering shall terminate and he shall forfeit his right to receive any Common Stock pursuant to an Offering that has not yet been delivered and (b) the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by an Optionee upon the earlier exercise of any Option, at a price equal to the amount paid to the Company upon such exercise, increased by an amount equal to the interest that would have accrued in the period between the date of exercise of the Option and the date of such repurchase upon a debt in the amount of the exercise price, at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates. The decision of the Board as to the cause of a Participant's or Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of a Participant or Optionee by the Company or a Subsidiary.

15.
CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

        (a)   If the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares or other securities, and in the Option Price, covered by outstanding Options, and for which Options may be granted under the Plan; provided, however, that no adjustment shall be made that would constitute a modification as defined in Section 424 of the Code. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Participants and Optionees.

        (b)   If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Common Stock of the reincorporated company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above), and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated company.

        (c)   Except as otherwise provided in (a) or (b) above, if while unexercised Options remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, or upon a Change of Control, then the Committee, in its discretion, shall provide that either:

  (i)
  after the effective date of such merger, consolidation, liquidation, sale or Change of Control, as the case may be, each Optionee shall be entitled, upon exercise of an Option to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or Change of Control if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised immediately prior to such merger consolidation, liquidation or sale; or

  (ii)
  all outstanding Options shall be exercised as of the day preceding the effective date of any such merger, consolidation, liquidation, sale or Change of Control, which day shall be the Exercise Date for purposes of the Offering; provided, however, that each Optionee shall be notified of the right to withdraw from the Offering in accordance with the requirements of Section 10.

        (d)   Except as expressly provided to the contrary in this Section 15, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options.

        16.   DISPOSITION OF ACCOUNT AT DEATH

        In the event that a Participant dies after the Exercise Date but before the delivery of the stock certificates, such certificates when issued together with any cash remaining in the Participant's account shall be transferred to the Participant's estate. In the event that a Participant dies prior to the Exercise Date, a payment shall be made to the Participant's estate of an amount in cash equal to the accumulated payroll deductions credited to the Participant's account under the Plan.

17.
MISCELLANEOUS

        (a)   Accumulated payroll deductions and the proceeds from the sale of shares pursuant to the exercise of Options shall constitute general funds of the Company.

        (b)   To the extent required by law, the Company or a Subsidiary shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an Optionee by reason of the exercise of an Option. An Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

        (c)   All notices or other communications by a Participant or Optionee to the Company pursuant to the Plan shall be deemed to have been given when received in the form specified by the Company at the location or by the person designated by the Company for the receipt thereof.

        (d)   Neither the Plan nor the grant of an Option pursuant to the Plan shall impose upon the Company or a Subsidiary any obligation to employ or continue to employ any Participant, and the right of the Company or a Subsidiary to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

        (e)   The title of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

        (f)    The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law.

18.
AMENDMENT OR TERMINATION OF PLAN

        The Board may at any time terminate or from time to time amend, modify or suspend this Plan (or any part thereof); provided, however, that without approval by an affirmative vote of a majority of the votes properly cast at a duly held meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding Common Stock is present, in person or by proxy there shall be no: (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 15; (b) change in the class of persons eligible to participate in the Plan; or (c) other change in the Plan that requires shareholder approval under applicable law. Notwithstanding the preceding sentence, the Board shall in all events have the power to make such changes in the Plan and the Committee shall in all events have the power to make such changes in the regulations and administrative provisions under the Plan or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable the Plan to qualify as an employee stock purchase plan as defined in Section 423 of the Code, so as to enable any Option to receive preferential federal income tax treatment. No amendment shall materially affect outstanding Options without the consent of the Optionee and the termination of the Plan will not terminate Options then outstanding, without the consent of the Optionee.

        Notwithstanding the foregoing, at such time after the Company is not required to file periodic reports under the Exchange Act, at its option, the Company may terminate the Plan and, upon the termination, outstanding Options shall be cancelled and each Participant shall receive in cash an amount equal to the accumulated payroll deductions without interest credited to the Participant's account under the Plan immediately prior to termination.

19.
EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan shall be effective as of April 7, 2003, subject only to ratification by the holders of a majority of the outstanding shares of common stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting (or written consents in lieu thereof) of the shareholders of the Company within 12 months before or after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the date as of which there are no longer any shares available pursuant to Section 4 to be offered and no Option shall be granted pursuant to the Plan after that date.

PROXY

IRON MOUNTAIN INCORPORATED

745 ATLANTIC AVENUE
BOSTON, MASSACHUSETTS 02111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints C. RICHARD REESE and JOHN F. KENNY, JR., and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes both of them, or either one if only one be present, to represent and to vote, as designated on the reverse hereof, all the common stock, $.01 par value per share, of Iron Mountain Incorporated held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Shareholders to be held on May 26, 2005 at 10:00 a.m., local time, or any adjournment or postponement thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the Directors listed in Proposal 1, FOR the adoption of the Agreement and Plan of Merger described in Proposal 2, FOR the approval of the amendment to the 2003 Employee Stock Purchase Plan described in Proposal 3 and FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants described in Proposal 4.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

[LOGO OF IRON MOUNTAIN INCORPORATED]

April 27, 2005

Dear Shareholder:

        It is my pleasure to invite you to the Company's 2005 Annual Meeting in Boston, Massachusetts on Thursday, May 26, 2005, at 10:00 a.m., local time, at the offices of Sullivan & Worcester LLP, One Post Office Square, 21st Floor, Boston, Massachusetts.

        The Annual Report to Shareholders, Notice of Meeting, proxy statement and form of proxy are included herein. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

        The vote of every shareholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

        Please sign, date and promptly mail your proxy. Your cooperation will be greatly appreciated.

        Your Board of Directors and management look forward to greeting those shareholders who are able to attend.

Sincerely, C. RICHARD REESE Chairman of the Board and Chief Executive Officer

DETACH HERE
☒	Please mark votes as in this example.
1.	Election of the following directors
	Nominees:	(01)	Clarke H. Bailey
		(02)	Constantin R. Boden
		(03)	Kent P. Dauten
		(04)	B. Thomas Golisano
		(05)	John F. Kenny, Jr.
		(06)	Arthur D. Little
		(07)	C. Richard Reese
		(08)	Vincent J. Ryan

	FOR ☐		WITHHOLD ☐
☐ For all nominees except as noted above
2. Approve the adoption of the Agreement and Plan of Merger resulting in the reincorporation of the Company in the State of Delaware.
FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approve an amendment to the 2003 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance under the 2003 Employee Stock Purchase Plan from 1,125,000 to 2,325,000.
FOR ☐	AGAINST ☐	ABSTAIN ☐
4. Ratify the selection by the Audit Committee of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 2005.
FOR ☐	AGAINST ☐	ABSTAIN ☐
5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in full partnership name by an authorized person.
Signature:	Date:	Signature:	Date:

QuickLinks

GENERAL INFORMATION
ITEM 1
ITEM 2
ITEM 3
ITEM 4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ADDITIONAL INFORMATION
  Appendix A
  Appendix B
  Appendix C
  Appendix D
  Appendix E
PROXY